Registration Nos. 333-235450/811-23494

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Post-Effective Amendment No. 6      /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 6        /X/

T. Rowe Price Exchange-Traded Funds, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering September 1, 2021

 It is proposed that this filing will become effective (check appropriate box):

// Immediately upon filing pursuant to paragraph (b)

// On (date) pursuant to paragraph (b)

// 60 days after filing pursuant to paragraph (a)(1)

// On (date) pursuant to paragraph (a)(1)

// 75 days after filing pursuant to paragraph (a)(2)

/X/ On August 23, 2021 pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

PROSPECTUS August 23, 2021

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

T. ROWE PRICE
TBD	QM U.S. Bond ETF

Principal U.S. Listing Exchange: [TBD] Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
QM U.S. Bond ETF 1
2	MORE ABOUT THE FUND
Management of the Fund 5 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 6 Portfolio Turnover 17 Financial Highlights 17 Disclosure of Fund Portfolio Information 17
3	SHAREHOLDER INFORMATION

SUMMARY	1

Investment Objective(s)

The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or the example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	TBD	%

Other expenses	0.00	[a]

Total annual fund operating expenses	TBD

a Other expenses are based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$TBD	$TBD

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund has not yet commenced operations as of the date of this prospectus, there is no portfolio turnover information quoted for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in U.S. bonds. The fund’s overall investment strategy is to provide total returns (after all of the fund’s expenses have been deducted) that exceed the total

T. ROWE PRICE	2

returns of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”). The Index is a broadly diversified index that typically consists of investment-grade, fixed income instruments with intermediate- to long-term maturities. Consistent with the benchmark index, the fund’s holdings will normally include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers.

The adviser generally invests in a wide range of bonds represented in the Index. While the fund’s portfolio is structured to have a similar overall risk profile and other characteristics to the Index, the adviser does not attempt to fully replicate the Index. The portfolio manager may adjust certain holdings in relation to their weighting in the Index and rely on quantitative models (as indicated by the “QM” in the fund’s name) and fundamental research in an attempt to exceed the return on the index net of fees. These quantitative models are designed to help replicate the overall risk factors and other characteristics of the Index in a more efficient manner and inform portfolio construction. In conjunction with the quantitative models, the portfolio manager uses fundamental research to evaluate and select specific bonds for the portfolio. This could result in the fund being underweight or overweight in certain sectors versus the Index or having a duration that differs from that of the Index.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines

SUMMARY	3

in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Index-related investing Although the fund seeks to exceed the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector in the same manner as other actively managed funds. As a result, the fund’s performance may lag the performance of other actively managed funds. Additionally, because the fund is designed to have similar characteristics to the Index, there is expected to be a relatively close correlation between the fund’s performance and the performance of the Index in both rising and falling markets. However, when compared to a fund that follows a strict indexing strategy, there is a much greater chance that the fund’s performance will deviate from the Index (referred to as “tracking error”) and the potential for higher portfolio turnover, which increases the possibility of taxable distributions to shareholders and results in higher transaction costs to the fund.

Authorized Participant concentration Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants, and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the fund and no other AP is able to step forward to create or redeem, (i) the market price of the fund’s shares may trade at a premium or discount to its net asset value (NAV), (ii) an active trading market for the fund may not develop or be maintained, and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met or remain unchanged.

Active management The investment adviser’s judgments about the attractiveness, value, liquidity, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform compared with the benchmark or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations by the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

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Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Robert M. Larkins	Chair of Investment Advisory Committee	2021	2003

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD], and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of __________________, 2021, T. Rowe Price and its affiliates (Firm) had approximately $TBD trillion in assets under management and provided investment management services for more than TBD million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Robert M. Larkins, chair, Stephen L. Bartolini, Brian J. Brennan, Christopher P. Brown, Amit Deshpande, Yongheon Lee, and Lauren T. Wagandt. The following information provides the year that the chair (portfolio manager) first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Larkins has been chair of the committee since its inception. He joined the Firm in 2003, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of TBD% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the all-inclusive management fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

T. ROWE PRICE	6

A discussion about the factors considered by the fund’s Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) will appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the Statement of Additional Information.

Principal Investment Strategies

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in U.S. bonds. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy. The fund’s overall investment strategy is to exceed the performance of the U.S. investment-grade bond market. To achieve this goal, the fund seeks to provide total returns (after all of the fund’s expenses have been deducted) that exceed the total returns of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”).

The fund employs a strategy that is designed to exceed the performance of the investment-grade U.S. bond market, regardless of whether the market is rising or falling, as represented by the Index.

The Index represents the U.S. investment-grade bond market, and includes components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. To be eligible for inclusion in the Index, a security must be U.S. dollar-denominated, rated investment grade by at least two major credit rating agencies (or one, if only one rates the security), have a fixed rate coupon with at least $300 million or more of outstanding face value, and have one or more years remaining to maturity. The Index is market capitalization weighted and the securities represented in the Index are updated on the last business day of each month. The composition of the Index is rebalanced at each month-end and represents the fixed set of securities on which Index returns are calculated for the next month. As of December 31, 2020, there were 11,999 securities in the Index. For the last five years ended June 30, 2020, the weighted average maturity of the Index ranged from 7.61 years to 8.39 years, although this range will vary with market conditions. As of December 31, 2020, the fund’s weighted average maturity was 8.27 years. The inclusion of a bond in the Index is in no way an

MORE ABOUT THE FUND	7

endorsement by Bloomberg of the bond as an investment, nor is Bloomberg a sponsor of the fund or in any way affiliated with it.

While the fund’s portfolio is structured to have a similar overall risk profile and other characteristics to the Index, the adviser does not attempt to fully replicate the Index. The portfolio manager may adjust certain holdings in relation to their weighting in the Index and rely on quantitative models (as indicated by the “QM” in the fund’s name) and fundamental research in an attempt to exceed the return on the index net of fees. These quantitative models are designed to help replicate the overall risk factors and other characteristics of the Index in an efficient manner and inform portfolio construction. The adviser also uses fundamental research for individual bond selection and informing portfolio construction. This could result in the fund being underweight or overweight in certain sectors versus the Index or having a duration that differs from that of the Index. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates.

The fund will not invest more than 25% of its net assets (concentrate) in any single industry except to the extent the fund’s benchmark index concentrates in that industry.

The Firm integrates pecuniary environmental, social, and governance (ESG) factors into its investment research process. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

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Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

Credit quality ratings are not guarantees. They are estimates of an issuer’s creditworthiness and ability to make interest and principal payments as they come due. Ratings can change at any time due to actual or perceived changes in an issuer’s creditworthiness or financial fundamentals.

The fund may invest in municipal notes and bonds, which are interest-bearing securities issued by state and local governments and governmental authorities to pay for public projects and services. The issuer of a municipal security has a contractual obligation to pay interest at a stated rate and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, which could require reinvestment of the proceeds at lower rates. The fund may purchase insured municipal bonds, which provide a guarantee that the bond’s interest and principal will be paid when due if the issuing entity defaults. Municipal bond insurance does not guarantee the price of the bond.

Income received from most municipal securities is exempt from federal income taxes. As a result, the yield on a municipal bond is typically lower than the yield on a taxable bond of similar quality and maturity. Like a taxable bond, a municipal bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation operate under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In

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such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Additional mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the

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loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of subordination is determined by the rating agencies that rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty.

Foreign Securities

Investments may be made in U.S. dollar-denominated foreign securities. Such investments increase a portfolio’s diversification and may enhance returns, but they also involve some special risks such as exposure to potentially adverse local, political, social, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.

Principal Risks

The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

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Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Index-related investing Although the fund seeks to exceed the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector in the same manner as other actively managed funds. As a result, the fund’s performance may lag the performance of other actively managed funds. The fund may concentrate in a particular industry to the extent that the benchmark index concentrates in that industry. As a result, the fund may be less diversified than actively managed funds investing in a broader range of industries and could experience significant volatility, particularly during times when the fund is concentrated in an industry experiencing unfavorable investing conditions. The components of the benchmark index, and the degree to which these securities represent specific industries or sectors, may change over time. Additionally, because the fund is designed to have similar characteristics to the Index, there is expected to be a relatively close correlation between the fund’s performance and the performance of the Index in both rising and falling markets. However, when compared to a fund that follows a strict indexing strategy, there is a much greater chance that the fund’s performance will deviate from the Index (referred to as “tracking error”) and the potential for higher portfolio turnover, which increases the possibility of taxable distributions to shareholders and results in higher transaction costs to the fund. The use of quantitative models subjects the fund to the possibility that any deficiencies in the models will cause underperformance and increase tracking error. Since models are generally constructed based

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on historical data, the success of relying on such models may depend heavily on the reliability of the data and expected outcomes supplied by the models, and the expectation that securities possessing certain favorable characteristics according to the models will continue to demonstrate those same characteristics in the future.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Prepayments and extensions A fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising rates and its potential for price declines.

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

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Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Authorized Participant concentration Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. This risk may be heightened to the extent that securities held by the fund are traded outside a collateralized settlement system. In that case, Authorized Participants may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary

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information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

To-Be-Announced (TBA) Transactions

The fund may purchase mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” market. With TBA transactions, the fund would enter into a commitment to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. The particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction, and there is no assurance that the security purchased will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered.

Derivatives

The fund may use certain types of derivatives, such as futures, that have similar characteristics to index securities. These types of investments would normally be used to manage the fund’s interest rate exposure, help align the portfolio with the index, as a tool to manage cash flows into or out of the fund, or because the portfolio manager believes they potentially offer more attractive prices, yields, or liquidity than direct purchases of bonds represented in the index.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

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Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be

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readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, expenses, restrictions, and risks.

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PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The fund’s portfolio turnover rates will be shown in the Financial Highlights table when available.

FINANCIAL HIGHLIGHTS

This section would ordinarily include the fund’s financial highlights table, which is intended to help you understand the fund’s financial performance for the periods of operations. Because the fund commenced operations on or following the date of this prospectus, no financial highlights are shown.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

The fund discloses its portfolio holdings daily at troweprice.com. A description of the fund’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of 5,000 fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the Statement of Additional Information. Creation Unit transactions are expected to be conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD] and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash.

Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the Distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940. With respect to redemptions that include foreign investments, the fund

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may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing price of shares on the fund’s listing exchange or, if more accurate than Closing Price, the “Bid/Ask Price,” which is the midpoint of the highest bid and lowest offer on the National Best Bid and Offer at the time that the fund’s NAV is calculated. The “National Best Bid and Offer” is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading (NYSE Close). Information that becomes known to the fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier, or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the

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fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The funds use various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Premiums and Discounts A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. The fund’s premium/discount is calculated daily as of the end of a trading day based on the Closing Price or, if more accurate, the Bid/Ask on a given trading day. A discount or premium could be significant. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Information regarding the fund’s premiums and discounts can be found at troweprice.com.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the Distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the

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fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers or registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

The fund distributes substantially all of its net investment income to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

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The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
All funds

• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December

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31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified real estate investment trust (REIT) dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this deduction. A bond fund may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax

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return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. A fund, and a bond fund in particular, may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in-kind. If you realized a loss on the sale of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments. If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	25

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out the fund’s record date before investing. In addition, the fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

T. ROWE PRICE	26

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-23494	ETF-TBF 8/23/21

PROSPECTUS August 23, 2021

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

T. ROWE PRICE
TBD	Total Return ETF

Principal U.S. Listing Exchange: [TBD] Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Total Return ETF 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 9 Portfolio Turnover 29 Financial Highlights 29 Disclosure of Fund Portfolio Information 29
3	SHAREHOLDER INFORMATION

SUMMARY	1

Investment Objective(s)

The fund seeks to maximize total return through income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or the example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	TBD	%

Other expenses	0.00	[a]

Total annual fund operating expenses	TBD

a Other expenses are based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$TBD	$TBD

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund has not yet commenced operations as of the date of this prospectus, there is no portfolio turnover information quoted for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies

T. ROWE PRICE	2

(such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated non-investment-grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be non-investment-grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and non-investment-grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk.

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other

SUMMARY	3

currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

When deciding whether to adjust allocations among the various types of securities in which the fund may invest, the adviser weighs such factors as the outlook for inflation and the economy, expected interest rate movements, credit conditions, and the yield advantage that lower-rated bonds may offer over investment-grade bonds. When there is a large yield difference between the various quality levels and the outlook warrants, the fund may move down the credit scale and purchase lower-rated bonds with higher yields, such as junk bonds and emerging market bonds. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues, such as Treasury securities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally,

T. ROWE PRICE	4

funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments, such as the discontinuation and replacement of benchmark rates, are likely to affect the level of interest rates.

Prepayments and extensions The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

LIBOR transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment grade. Issuers of junk bonds are usually not as strong

SUMMARY	5

financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Derivatives The use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in interest rates or currency values will not be accurately predicted, which could significantly harm the fund’s performance, and the risk that regulatory developments could negatively affect the fund’s investments in such instruments. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

TBAs and dollar rolls Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly. In addition, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading

T. ROWE PRICE	6

activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Convertible securities and preferred stocks Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Authorized Participant concentration Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants, and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the fund and no other AP is able to step forward to create or redeem, (i) the market price of the fund’s shares may trade at a premium or discount to its net asset value (NAV), (ii) an active trading market for the fund may not develop or be maintained, and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met or remain unchanged.

Active management The investment adviser’s judgments about the attractiveness, value, liquidity, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform compared with the benchmark or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations by the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

SUMMARY	7

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Christopher P. Brown	Cochair of Investment Advisory Committee	2021	2005
Anna Alexandra Dreyer	Cochair of Investment Advisory Committee	2021	2008

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD], and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of __________________, 2021, T. Rowe Price and its affiliates (Firm) had approximately $TBD trillion in assets under management and provided investment management services for more than TBD million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee cochairs are ultimately responsible for the day-to-day management of the fund’s portfolio and work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Christopher P. Brown and Anna Dreyer, cochairs, Stephen L. Bartolini, Jason A. Bauer, Brian J. Brennan, Oliver Gjoneski, Robert M. Larkins, Yongheon Lee, Pradeep Manikonda, Kenneth Antony Orchard, Saurabh Sud, and Christopher J. Temple. The following information provides the year that the cochairs (portfolio managers) first joined the Firm and the cochairs’ specific business experience during the past five years (although the cochairs may have had portfolio management responsibilities for a longer period). Mr. Brown has been cochair of the committee since the fund’s inception in 2021. He joined the Firm in 2005, and his investment experience dates from 2000. During the past five years, he has served as a portfolio manager, an associate portfolio manager, and portfolio investment strategist focusing on the Firm’s U.S. taxable bond strategies. Ms. Dreyer has been cochair of the committee since the fund’s inception in 2021. She joined the Firm in 2008, where her investment experience began. During the past five years, she has served as the head of risk and portfolio construction research in the Fixed Income Division of the Firm and as a portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of TBD% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses,

MORE ABOUT THE FUND	9

except for certain expenses. The following expenses are excluded from the all-inclusive management fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

A discussion about the factors considered by the fund’s Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) will appear in the fund’s annual report to shareholders for the period ended May 31.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks to maximize total return through income and, secondarily, capital appreciation.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the Statement of Additional Information.

Principal Investment Strategies

The fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated non-investment-grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be non-investment-grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and non-investment-grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

T. ROWE PRICE	10

In addition to investing in a wide array of bonds and other debt instruments, the fund also uses interest rate futures; interest rate, credit default, and currency swaps; and forward currency exchange contracts as part of its principal investment strategies. Interest rate futures and interest rate swaps are typically used to manage the fund’s duration and overall interest rate exposure, but futures may also be used as a tool to help manage significant cash flows into and out of the fund. Currency swaps and forward currency exchange contracts are used to protect the fund’s non-U.S. dollar-denominated holdings from adverse currency movements by hedging the fund’s foreign currency exposure back to the U.S. dollar, as well as to gain exposure to a currency believed to be appreciating in value versus other currencies. Credit default swaps are used to protect against a negative credit event (such as a bankruptcy or downgrade) or an expected decline in the creditworthiness of an issuer, to hedge the portfolio’s overall credit risk, or to efficiently gain exposure to certain sectors or asset classes (such as high yield bonds).

The fund’s yield will vary. The fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents. (The fund’s average effective maturity takes into consideration the possibility that an issuer may call a bond before its maturity date or, with respect to a pool of mortgages, the likelihood of prepayments on the mortgages.) Some funds utilize effective maturities rather than stated maturities when managing a fund to a certain average maturity, which provides additional flexibility in portfolio management.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows

MORE ABOUT THE FUND	11

generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A bond fund with a longer duration will generally be more sensitive to changes in interest rates than a bond fund with a shorter duration.

Mortgage-backed securities differ from other high-quality bonds in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity. For example, a newly issued pass-through certificate backed by 30-year, fixed rate mortgages will generally have a far shorter life than 30 years—probably 12 years or less. Therefore, it will usually be about as volatile as a 10-year Treasury bond. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty.

The fund may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. The fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk.

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The Firm integrates pecuniary environmental, social, and governance (ESG) factors into its investment research process. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets.

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Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation operate under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Mortgage-backed securities differ from other high-quality bonds in one major respect. The fund may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. The fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund

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would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Other types of mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of

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subordination is determined by the rating agencies that rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. The fund will invest the loan proceeds in additional securities and other assets consistent with its investment program. Investments in asset-backed securities can include collateralized loan obligations, which take the form of a special purpose vehicle that owns a pool of loans and receives repayments and cash flows from those loans. The underlying loans are organized into tranches based on their risk profile, with cash flows generated by the underlying loans allocated so that each tranche has its own payment schedule and maturity.

The fund will gain exposure through a pooled vehicle to asset-backed securities, commercial mortgage-backed securities, and collateral loan obligations that are pledged as collateral for nonrecourse loans under the Term Asset-Backed Securities Loan Facility (TALF), a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered nonrecourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other fund assets if the fund does not repay the principal and interest on the loans.

High Yield Bonds

The price and yield of non-investment-grade (high yield) bonds, including non-investment-grade emerging market bonds, can be expected to fluctuate more than the price and yield of higher-quality bonds. Because these bonds are rated below BBB (or an equivalent rating) or are in default, they are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult

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to sell and value accurately than higher-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology.

Bank Loans

The fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Derivatives

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other

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currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in a variety of situations, including for the purposes of accomplishing any or all of the following: to hedge against a decline in principal value, to increase yield, to gain exposure to eligible asset classes or securities with greater efficiency and at a lower cost than is possible through a direct investment, or to adjust portfolio duration or credit risk exposures. In accordance with the Investment Company Act of 1940 and various SEC positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of these instruments:

Futures and Options Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

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Swaps The fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and related instruments. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase the fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps, swaptions, and swap futures may not always be successful. Using them could lower the fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss. Although there should be minimal counterparty risk associated with investments in interest rate swap futures, the fund could experience delays and/or losses due to the bankruptcy of a swap dealer through which the fund engaged in the transaction.

Currency Derivatives The fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. In addition to foreign currency forwards, futures, swaps, and options on foreign currencies may also be used to protect the fund’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities.

The fund may attempt to hedge its exposure to potentially unfavorable currency changes. Forward currency contracts can be used to adjust the foreign exchange exposure of the fund

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with a view to protecting the portfolio from adverse currency movements, based on the investment adviser’s outlook. However, forward currency contracts can also be used in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The fund may invest in non-U.S. currencies directly without holding any non-U.S. bonds or securities denominated in those currencies.

Forward currency contracts involve special risks, including, but not limited to, the potential for significant volatility in currency markets, and the risk that in certain markets, particularly emerging markets, it is not possible to engage in effective foreign currency hedging. In addition, such transactions involve the risk that currency movements will not occur as anticipated by the investment adviser, which could reduce the fund’s total return.

The fund may enter into foreign currency transactions under a number of circumstances, including the following:

Lock In When the fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge If a particular currency is expected to decrease in value relative to another currency, the fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold. The fund’s cross hedging transactions may involve currencies in which the fund’s holdings are denominated. However, the fund is not required to own securities in the particular currency being purchased or sold.

Direct Hedge If the fund seeks to eliminate substantially all of the risk of owning a particular currency or believes the portfolio could benefit from price appreciation in a given country’s bonds but did not want to hold the currency, it could employ a direct hedge back into the U.S. dollar. In either case, the fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the fund would hope to benefit from an increase (if any) in the value of the bond.

Proxy Hedge In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, as part of a strategy known as proxy hedging. In this case, the fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and that relationship may not always be maintained. The fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency.

Costs of Hedging When the fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lessened if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. A proxy hedge, which is less costly than a direct hedge, may attempt to reduce this cost through

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an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transaction and are not, therefore, deducted from the fund’s dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the fund’s net asset value per share and total return. Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Principal Risks

The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of

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terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Prepayments and extensions A fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising rates and its potential for price declines.

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LIBOR transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the fund or the financial instruments in which the fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas; greater volatility; lower liquidity; and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could

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present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Junk investing Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds are not as strong financially as those with higher credit ratings, so the issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it. Since funds can be a major source of demand in certain junk bond markets, substantial cash flows into and out of these funds can affect junk bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and funds’ share prices could fall more than underlying fundamentals might justify.

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Any investments in distressed or defaulted securities subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Bank loans Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Derivatives The use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated interest rate movements, or anticipated changes in currency values and currency exchange rates, will not be accurately predicted. Any attempts at currency hedging could be unsuccessful and cause the fund to lose money. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

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TBAs and dollar rolls TBA and dollar roll transactions present special risks to the fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Convertible securities Investments in convertible securities subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity, which could require conversion at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital.

Portfolio turnover Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Since bonds typically have a maturity date and will eventually require reinvestment, funds investing primarily in bonds tend to have higher portfolio turnover than funds investing primarily in stocks. For funds investing

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in shorter-term securities, mortgage-backed securities, and callable debt instruments, more frequent reinvestment of principal is typically required. Certain investment strategies, such as sector rotation and duration management, may necessitate more frequent trading, and the use of certain types of derivatives may significantly increase the fund’s portfolio turnover rate.

Authorized Participant concentration Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. This risk may be heightened to the extent that securities held by the fund are traded outside a collateralized settlement system. In that case, Authorized Participants may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

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Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be

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readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, expenses, restrictions, and risks.

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PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The fund’s portfolio turnover rates will be shown in the Financial Highlights table when available.

FINANCIAL HIGHLIGHTS

This section would ordinarily include the fund’s financial highlights table, which is intended to help you understand the fund’s financial performance for the periods of operations. Because the fund commenced operations on or following the date of this prospectus, no financial highlights are shown.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

The fund discloses its portfolio holdings daily at troweprice.com. A description of the fund’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of 5,000 fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the Statement of Additional Information. Creation Unit transactions are expected to be conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD] and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash.

Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the Distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940. With respect to redemptions that include foreign investments, the fund

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may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing price of shares on the fund’s listing exchange or, if more accurate than Closing Price, the “Bid/Ask Price,” which is the midpoint of the highest bid and lowest offer on the National Best Bid and Offer at the time that the fund’s NAV is calculated. The “National Best Bid and Offer” is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading (NYSE Close). Information that becomes known to the fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier, or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the

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fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The funds use various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Premiums and Discounts A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. The fund’s premium/discount is calculated daily as of the end of a trading day based on the Closing Price or, if more accurate, the Bid/Ask on a given trading day. A discount or premium could be significant. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Information regarding the fund’s premiums and discounts can be found at troweprice.com.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the Distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the

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fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers or registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

The fund distributes substantially all of its net investment income to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

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The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
All funds

• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December

SHAREHOLDER INFORMATION	35

31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified real estate investment trust (REIT) dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this deduction. A bond fund may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax

T. ROWE PRICE	36

return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. A fund, and a bond fund in particular, may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in-kind. If you realized a loss on the sale of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments. If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	37

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out the fund’s record date before investing. In addition, the fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

T. ROWE PRICE	38

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-23494	ETF-TBD 8/23/21

PROSPECTUS August 23, 2021

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

T. ROWE PRICE
TBD	Ultra Short-Term Bond ETF

Principal U.S. Listing Exchange: [TBD] Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Ultra Short-Term Bond ETF 1
2	MORE ABOUT THE FUND
Management of the Fund 6 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 7 Portfolio Turnover 19 Financial Highlights 20 Disclosure of Fund Portfolio Information 20
3	SHAREHOLDER INFORMATION

SUMMARY	1

Investment Objective(s)

The fund seeks a high level of income consistent with low volatility of principal value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or the example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	TBD	%

Other expenses	0.00	[a]

Total annual fund operating expenses	TBD

a Other expenses are based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$TBD	$TBD

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund has not yet commenced operations as of the date of this prospectus, there is no portfolio turnover information quoted for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds. The fund invests in a diversified portfolio of shorter-term investment-grade corporate and government securities, including mortgage-backed securities, municipal securities, money market securities and bank obligations, and

T. ROWE PRICE	2

securities of foreign issuers, including up to 10% of net assets in non-U.S. dollar-denominated securities of foreign issuers. Normally, all of the securities purchased by the fund will be rated investment grade (i.e., rated in one of the four highest credit rating categories) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed by T. Rowe Price to be investment-grade quality. The fund will not be required to sell a holding if it is later downgraded to a non-investment-grade rating. While the fund may purchase an individual security with a maturity of up to five years, under normal conditions the fund’s dollar-weighted average effective maturity will be 1.5 years or less.

Investment decisions generally reflect the portfolio manager’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

SUMMARY	3

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments, such as the discontinuation and replacement of benchmark rates, are likely to affect the level of interest rates.

Prepayments and extensions The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

LIBOR transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Municipal securities Investments in municipal securities may be adversely affected by changes in the financial condition of certain municipal securities issuers and the economy, as well as by events such as unfavorable legislative or political developments that impact the overall municipal securities market or certain sectors of the municipal securities market. Tax reform, including a lowering of individual or corporate tax rates, could reduce the attractiveness and overall demand for municipal bonds. The secondary market for certain municipal securities tends to be less developed and less liquid than many other securities markets.

T. ROWE PRICE	4

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Authorized Participant concentration Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants, and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the fund and no other AP is able to step forward to create or redeem, (i) the market price of the fund’s shares may trade at a premium or discount to its net asset value (NAV), (ii) an active trading market for the fund may not develop or be maintained, and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met or remain unchanged.

Active management The investment adviser’s judgments about the attractiveness, value, liquidity, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform compared with the benchmark or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations by the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Alexander S. Obaza	Chair of Investment Advisory Committee	2021	2006

SUMMARY	5

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD], and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of __________________, 2021, T. Rowe Price and its affiliates (Firm) had approximately $TBD trillion in assets under management and provided investment management services for more than TBD million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Alexander S. Obaza, chair, Austin Applegate, Shiu Tak Chan, Jason T. Collins, Levent Demirekler, Steven M. Kohlenstein, Matthew Lawton, Cheryl A. Mickel, Rachel Protzman, Michael F. Reinartz, Michael K. Sewell, Chen Shao, Douglas D. Spratley, and Lauren T. Wagandt. The following information provides the year that the chair (portfolio manager) first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Obaza became chair of the committee in 2021. He joined the Firm in 2006, and his investment experience dates from 2009. For the past five years, Mr. Obaza has served as an associate portfolio manager and a credit analyst in the Fixed Income Division at the Firm. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of TBD% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the all-inclusive management fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

MORE ABOUT THE FUND	7

A discussion about the factors considered by the fund’s Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) will appear in the fund’s annual report to shareholders for the period ended May 31.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks a high level of income consistent with low volatility of principal value.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the Statement of Additional Information.

Principal Investment Strategies

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy. The fund invests in a diversified portfolio of shorter-term investment-grade corporate and government securities, including mortgage-backed securities, municipal securities, money market securities and bank obligations, and securities of foreign issuers, including up to 10% of net assets in non-U.S. dollar-denominated securities of foreign issuers. Normally, all of the securities purchased by the fund will be rated investment grade (i.e., rated in one of the four highest credit rating categories) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed by T. Rowe Price to be investment-grade quality. The fund will not be required to sell a holding if it is later downgraded to a non-investment-grade rating. While the fund may purchase an individual security with a maturity of up to five years, under normal conditions the fund’s dollar-weighted average effective maturity will be 1.5 years or less.

Investment decisions generally reflect the portfolio managers’ outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

The fund’s income level should generally be above that of a money market fund but less than that of a long-term bond fund. Its share price should fluctuate less than that of a longer-term bond fund.

The fund’s yield will vary. The fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period.

T. ROWE PRICE	8

The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

Every bond has a stated maturity date when the issuer must repay the bond’s entire principal value to the investor. However, many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents, and an average effective maturity taking into consideration that securities may be called or prepaid.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A bond fund with a longer duration will generally be more sensitive to changes in interest rates than a bond fund with a shorter duration.

The Firm integrates pecuniary environmental, social, and governance (ESG) factors into its investment research process. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

MORE ABOUT THE FUND	9

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

Municipal Securities

The fund may invest in municipal notes and bonds, which are interest-bearing securities issued by state and local governments and governmental authorities to pay for public projects and services. The issuer of a municipal security has a contractual obligation to pay interest at a stated rate and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, which could require reinvestment of the proceeds at lower rates. The fund may purchase insured municipal bonds, which provide a guarantee that the bond’s interest and principal will be paid when due if the issuing entity defaults. Municipal bond insurance does not guarantee the price of the bond.

Income received from most municipal securities is exempt from federal income taxes. As a result, the yield on a municipal bond is typically lower than the yield on a taxable bond of similar quality and maturity. Like a taxable bond, a municipal bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include U.S. dollar-denominated securities traded outside the U.S., U.S. dollar-denominated securities of foreign issuers traded in the U.S., or non-U.S. dollar-denominated securities. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war,

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political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation operate under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Other types of mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk

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characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of subordination is determined by the rating agencies that rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to

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change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on the fund’s investments in asset-backed securities.

The fund will gain exposure through a pooled vehicle to asset-backed securities, commercial mortgage-backed securities, and collateral loan obligations that are pledged as collateral for nonrecourse loans under the Term Asset-Backed Securities Loan Facility (TALF), a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered nonrecourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other fund assets if the fund does not repay the principal and interest on the loans.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices of goods and services that erodes the purchasing power of money. Treasury Inflation Protected Securities are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, and foreign governments. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation protected bonds typically have lower yields than conventional fixed rate bonds.

Inflation protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation expectations for the next 10 years are 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation protected bond could decline and result in losses for the fund.

Principal Risks

The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value

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of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in

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monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Prepayments and extensions A fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising rates and its potential for price declines.

LIBOR transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the fund or the financial instruments in which the fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas; greater volatility; lower liquidity; and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the

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U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Municipal securities The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level. The value of municipal bonds is strongly influenced by the value of tax-exempt income to investors. The restructuring of federal income tax rates could cause municipal bond prices to fall as lower income tax rates would reduce the advantage of owning municipal securities. Lower state income tax rates could have a similar effect. Income from municipal securities held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a state municipality.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Authorized Participant concentration Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. This risk may be

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heightened to the extent that securities held by the fund are traded outside a collateralized settlement system. In that case, Authorized Participants may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. The fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is

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denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

To-Be-Announced (TBA) Transactions

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” market. With TBA transactions, the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. In addition, recently finalized rules of the Financial Industry Regulatory Authority include mandatory margin requirements that require the fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the fund and impose added operational complexity.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient

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means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of

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the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, expenses, restrictions, and risks.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its

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operating expenses. The fund’s portfolio turnover rates will be shown in the Financial Highlights table when available.

FINANCIAL HIGHLIGHTS

This section would ordinarily include the fund’s financial highlights table, which is intended to help you understand the fund’s financial performance for the periods of operations. Because the fund commenced operations on or following the date of this prospectus, no financial highlights are shown.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

The fund discloses its portfolio holdings daily at troweprice.com. A description of the fund’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of 5,000 fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the Statement of Additional Information. Creation Unit transactions are expected to be conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on [TBD] and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash.

Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the Distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940. With respect to redemptions that include foreign investments, the fund

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may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing price of shares on the fund’s listing exchange or, if more accurate than Closing Price, the “Bid/Ask Price,” which is the midpoint of the highest bid and lowest offer on the National Best Bid and Offer at the time that the fund’s NAV is calculated. The “National Best Bid and Offer” is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading (NYSE Close). Information that becomes known to the fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier, or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the

SHAREHOLDER INFORMATION	23

fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The funds use various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Premiums and Discounts A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. The fund’s premium/discount is calculated daily as of the end of a trading day based on the Closing Price or, if more accurate, the Bid/Ask on a given trading day. A discount or premium could be significant. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Information regarding the fund’s premiums and discounts can be found at troweprice.com.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the Distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the

T. ROWE PRICE	24

fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers or registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

The fund distributes substantially all of its net investment income to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

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The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
All funds

• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December

T. ROWE PRICE	26

31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified real estate investment trust (REIT) dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this deduction. A bond fund may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax

SHAREHOLDER INFORMATION	27

return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. A fund, and a bond fund in particular, may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in-kind. If you realized a loss on the sale of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments. If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

T. ROWE PRICE	28

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out the fund’s record date before investing. In addition, the fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

SHAREHOLDER INFORMATION	29

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-23494	ETF-TBD 8/23/21

STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information (SAI) for the funds listed below (hereinafter “Price Fund” or “fund”), each of which is a series of T. Rowe Price Exchange-Traded Funds, Inc. (Corporation). Each fund is an exchange-traded fund (ETF) sponsored and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Price Associates”).

The date of this Statement of Additional Information is August 23, 2021.

T. Rowe Price Exchange-Traded Funds, Inc.
FUND	TICKER	PRINCIPAL U.S. LISTING EXCHANGE
T. Rowe Price QM U.S. Bond ETF
T. Rowe Price Total Return ETF
T. Rowe Price Ultra Short-Term Bond ETF

This SAI is not a prospectus. It should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (Investment Services), the Corporation’s principal underwriter (Distributor). If you would like a prospectus or an annual or semiannual shareholder report for a fund, please visit troweprice.com or call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

Mailing Address:

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

The prospectus for each fund is dated August 23, 2021, as such prospectus may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the prospectuses, unless otherwise noted.

Each fund’s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm will be included in each fund’s annual or semiannual report and incorporated by reference into this SAI. The funds have not been in operation long enough to have complete financial statements.

ETF-TBD 8/23/21

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Fitch Ratings, Inc. (Fitch)

Internal Revenue Code of 1986, as amended (Code)

Internal Revenue Service (IRS)

Investment Company Act of 1940, as amended (1940 Act)

Moody’s Investors Service, Inc. (Moody’s)

Securities Act of 1933, as amended (1933 Act)

Securities and Exchange Commission (SEC)

Securities Exchange Act of 1934, as amended (1934 Act)

S&P Global Ratings (S&P)

T. Rowe Price Hong Kong Limited (Price Hong Kong)

T. Rowe Price Japan, Inc. (Price Japan)

T. Rowe Price International Ltd (“T. Rowe Price International” or “Price International Ltd”)

T. Rowe Price Singapore Private Ltd. (Price Singapore)

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund’s fiscal year-end, which should be used to identify groups of funds that are referenced throughout this SAI. The prospectus date shown for each fund reflects the date that the prospectus will be annually updated once the fund has been in operation at its fiscal year-end.

Fund	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
QM U.S. Bond ETF	Oct 31	Oct 31	Apr 30	March 1
Total Return ETF	May 31	May 31	Nov 30	Oct 1
Ultra Short-Term Bond ETF	May 31	May 31	Nov 30	Oct 1
THE CORPORATION AND ITS FUNDS

T. Rowe Price Exchange-Traded Funds, Inc. was incorporated as a Maryland corporation on July 29, 2019, and is an open-end management investment company registered under the 1940 Act. The Corporation is authorized to have multiple series funds or portfolios and currently consists of eight funds. This SAI contains information on three of those funds.

Each fund offers, issues, and sells shares at its net asset value (NAV) per share only in aggregations of a specified number of shares (Creation Units), generally 5,000 shares and multiples thereof. Creation Units will be purchased and redeemed on a cash or in-kind basis. Except where the purchase or redemption will include cash under the circumstances described below under the “Purchase and Redemption of Creation Units” section, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (Deposit Securities), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (Redemption Securities).

Only Authorized Participants, which are members or participants of a clearing agency registered with the SEC that have a written agreement with a fund or one of its service providers, may purchase and redeem of Creation Units. A fund may charge purchase/redemption transaction fees for each purchase and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Purchase and Redemption of Creation Units” section below.

Once created, fund shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Thus, investors who are not Authorized Participants may purchase and sell shares of the Fund on the secondary market. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the Shareholder Information section of each fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable prospectus.

Shares of each fund are listed for trading, and trade throughout the day, on the applicable listing exchange and in other secondary markets. Shares of certain funds may also be listed on certain non-U.S. exchanges, although the listing exchange is a U.S. exchange. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of shares of any fund will continue to be met. The exchange may, but is not required to, remove shares from listing if: (i) the fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (ii) the fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of the fund, there are fewer than 50 beneficial owners of shares, or (iv) such other event occurs or condition exists that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will remove shares from listing and trading upon termination of the fund.

The Corporation reserves the right to adjust the share prices of the funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the funds or an investor’s equity interest in the funds.

MANAGEMENT OF THE FUNDS

The officers and directors of the Corporation are listed on the following pages. Unless otherwise noted, the address of each officer and director is 100 East Pratt Street, Baltimore, Maryland 21202.

The Corporation is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the Corporation’s officers and is responsible for performing various duties imposed on it by the 1940 Act, the laws of Maryland, and other applicable laws. At least 75% of the Board’s members are independent of the Corporation, T. Rowe Price, and its affiliates. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. Each interested director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards held five regularly scheduled formal meetings during calendar year 2020. The same directors currently serve on the Boards of Directors of all of the mutual funds sponsored and managed by T. Rowe Price (such mutual funds, the “Price Mutual Funds,” and together with the Price Funds, the “Price Complex”). Although the Board has direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), the Board also exercises certain of its oversight responsibilities through several committees that report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees that are joint with the boards of the Price Mutual Funds (hereinafter referred to as “Joint” committees), a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee, which are described in greater detail in the following paragraphs.

Robert J. Gerrard, Jr., an independent director, serves as the chair of the Board. The chair presides at all shareholder meetings, meetings of the Board, and all executive sessions of the independent directors. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management. The Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the funds, on the one hand, and T. Rowe Price or its affiliates and the funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of Directors of the Price Mutual Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience and permitting the Board to operate more efficiently, particularly with respect to matters common to the Price Complex.

The Joint Nominating and Governance Committee consists of all of the independent directors of the Corporation, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on the Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the funds. The chair of the Board serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees, like current directors, will be considered based on the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. Nominees will be considered in light of their individual experience, qualifications, attributes, or skills. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Joint Nominating and Governance Committee formally met one time in 2020.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Teresa Bryce Bazemore, Ronald J. Daniels, Robert J. Gerrard, Jr., and John G. Schreiber. Ms. Bazemore serves as chair of the committee and is considered an “audit committee financial expert,” as defined by the SEC. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds three regular meetings during each fiscal year. Each of the three regular meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the Price Funds, as circumstances indicate. The committee also reviews the risk management program of the funds’ investment adviser. The Joint Audit Committee met four times in 2020.

The Executive Committee, which consists of the Corporation’s interested directors, has been authorized by the Board to exercise all powers of the Board in the intervals between regular meetings of the Board, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Executive Committee does not hold regularly scheduled meetings. The Executive Committee was not called upon to take any action on behalf of any funds during 2020.

From time to time, the independent directors may create a special committee (Special Committee) or an ad hoc working group comprising independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Board’s regular review.

Like other investment companies, the Price Funds are subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Board oversees risk as part of its oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ chief compliance officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the funds face and the risk management programs of the investment adviser and certain other service providers. Also, the Audit Committee receives periodic reports from the chief risk officer and members of the adviser’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, have led to the conclusion that each director should serve on the Board of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Board as well as their service to the Price Complex is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Complex, public companies, nonprofit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Board.

Nine directors were elected effective July 29, 2019, to the Board: two interested directors and seven independent directors. The elected directors are Teresa Bryce Bazemore, Ronald J. Daniels, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride, David Oestreicher, John G. Schreiber, and Robert W. Sharps.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director, as well as former directors who served on the Board during 2020, that led to the conclusion that he or she should serve as a director.

Teresa Bryce Bazemore has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Ms. Bazemore currently serves as president and CEO of the Federal Home Loan Bank of San Francisco (March 2021 to present); CEO of Bazemore Consulting LLC (2018 to 2021); director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021); a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present); a co-owner of Pet Friendly Dog Bakery LLC (2016 to present); a director of the University of Virginia Foundation; a member of the University of Virginia’s Center for Politics Advisory Board; and a trustee of the Southern California chapter of the International Women’s Forum as of January 2021 to present. She previously served as president of Radian Guaranty, a national private mortgage insurer from 2008 to 2017; and a director of the Federal Home Loan Bank of Pittsburgh from August 2017 to February 2019. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia. She has been an independent director of the Price Mutual Funds since January 2018 and an independent director of the Price Funds since July 2019, and became the chair of the Joint Audit Committee in August 2019.

Ronald J. Daniels is the 14th president of Johns Hopkins University, a position he has held since 2009. In that role, he serves as the chair of the Executive Committee of Johns Hopkins Medicine and is a professor in the Department of Political Science. Previously, he was provost and professor of law at the University of Pennsylvania and dean and James M. Tory Professor of Law at the University of Toronto. He has been an independent director of the Price Mutual Funds since January 2018, independent director of the Price Funds since July 2019 and a member of the Joint Audit Committee since August 2019.

Bruce W. Duncan has substantial experience in the field of commercial real estate. In July 2020, Mr. Duncan became the president, chief executive officer, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building and managing data centers. He served as chair of the Board of First Industrial Realty Trust from January 2016 until July 2020, president and chief executive officer from January 2009 until September 2016, and chief executive officer until December 2016. In November 2018, Mr. Duncan became a senior advisor to KKR. In May 2016, Mr. Duncan became a member of the board of Boston Properties, and he is currently a member of the nominating and governance committee and is a member of the audit committee of Boston Properties. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent director of the Price Mutual Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019 and served as chair of the Joint Audit Committee from July 2017 to August 2019. He has been an independent director of the Price Funds since July 2019.

Robert J. Gerrard, Jr., has served as chair of the Boards of all Price Mutual Funds since July 2018. He has been an independent director of certain Price Mutual Funds since 2012 (and remaining Price Mutual Funds since October 2013), and served as the chair of the Joint Audit Committee from September 2014 to July 2017. He became chair of the Price Funds in July 2019 and became a member of the Joint Audit Committee in August 2019. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore. He has been an independent director of the Price Mutual Funds since October 2013 and served as a member of the Joint Audit Committee from September 2014 to August 2019. He has been an independent director of the Price Funds since July 2019.

David Oestreicher has served as an interested director of all Price Mutual Funds since July 2018. He is the general counsel for T. Rowe Price Group, Inc., and a member of the firm’s Management Committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (ICI) and previously served as the chair of the ICI’s international committee. He is on the Mutual Insurance Company Board of Governors, where he serves as a member of its executive committee and chair of its risk management committee. He also served on the board of the Investment Adviser Association and was a past chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC.

John G. Schreiber has been an independent director of the Price Mutual Funds for more than 20 years and served as a member of the Joint Audit Committee until September 2015. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the Boards. He is the president of Centaur Capital Partners, Inc., and a retired partner and co-founder of Blackstone Real Estate Advisors. He previously served as chair and chief executive officer of JMB Urban Development Co. and as executive vice president of JMB Realty Corporation. Mr. Schreiber currently serves on the boards of JMB Realty Corporation, Brixmor Property Group, and Hilton Worldwide and is a trustee of Loyola University of Chicago. He is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company, General Growth Properties, AMLI Residential Properties Trust, Blackstone Mortgage Trust, Invitation Homes, and Hudson Pacific Properties. He has been an independent director of the Price Funds since July 2019.

Robert W. Sharps served as the co-head of Global Equities at T. Rowe Price until February 2018, at which point he became the head of Investments. He has served as the group chief investment officer for T. Rowe Price since April 2017. He is also a member of the T. Rowe Price Management Committee, Management Compensation Committee, International Steering Committee, Equity Steering Committee, Asset Allocation Committee, Product Strategy Committee, and Fixed Income Steering Committee, and he serves as the chair of the Investment Management Steering Committee. Prior to joining T. Rowe Price in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. In addition to his various offices held with T. Rowe Price and its affiliates, Mr. Sharps is a Chartered Financial Analyst. He has been an interested director of the domestic equity and international Price Mutual Funds since April 2017 and has served as an interested director of the remaining Price Mutual Funds since January 1, 2019. He has been an interested director of the Price Funds since July 2019.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years. Each director who is not an interested person (as defined in the 1940 Act) of the fund is referred to herein as an independent director.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Teresa Bryce Bazemore 1959 206 portfolios

President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021)

Chimera Investment Corporation (2017 to 2021); First Industrial Realty Trust (2020 to present); Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels 1959 206 portfolios	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present)	Lyndhurst Holdings (2015 to present); BridgeBio Pharma, Inc. (2020 to present)
Bruce W. Duncan 1951 206 portfolios

President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present)

CyrusOne, Inc. (2020 to present); First Industrial Realty Trust (2016 to 2020); Starwood Hotels & Resorts (1999 to 2016); Boston Properties (2016 to present); Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. 1952 206 portfolios

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016)

Chair of the Board, Price Mutual Funds (July 2018 to present) and Price Funds (July 2019 to present)

None
Paul F. McBride 1956 206 portfolios	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)	None
John G. Schreiber 1946 206 portfolios

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Blackstone Mortgage Trust (2012 to 2016); Hilton Worldwide (2007 to present); Brixmor Property Group, Inc. (2013 to present); Hudson Pacific Properties (2014 to 2016)

(a) All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

(b) William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc. (the parent company of the Price Funds’ investment adviser), has served on the Board of Trustees of Johns Hopkins University since 2014.

Interested Directors(a)

The following persons are considered interested directors of the funds because they also serve as employees of T. Rowe Price or its affiliates.

The Board invites nominations from the funds’ investment adviser for persons to serve as interested directors, and the Board reviews and approves these nominations. Each of the current interested directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. David Oestreicher and Robert W. Sharps served as interested directors of the funds and serve as members of the Executive Committee. In addition, specific experience with respect to the interested directors’ occupations and directorships of public companies and other investment companies are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies
David Oestreicher 1967 206 portfolios

General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore

Principal Executive Officer and Executive Vice President, all funds

None
Robert W. Sharps, CFA, CPA 1971 206 portfolios	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company President, all funds	None

(a) All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. Each director has served on the Board since July 2019.

Officers

Below is a table that sets forth certain information, as of Date-TBD, concerning each person deemed to be an officer of the Price Funds.

Name	Position Held With Each Fund
Robert W. Sharps	Director and President
David Oestreicher	Director, Principal Executive Officer, and Executive Vice President

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position Held With Each Fund
Christopher P. Brown, CFA, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-president, Total Return ETF; Vice President, QM U.S. Bond Index ETF
Timothy Coyne,1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc.	Executive Vice President
Anna Alexandra Dreyer, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-president, Total Return ETF
Alan S. Dupski, CPA, 1982 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Principal Financial Officer, Vice President, and Treasurer
Joseph B. Fath, CPA, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer
Gary J. Greb, 1961 Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Trust Company	Vice President
Ann M. Holcomb, CFA, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position Held With Each Fund
Thomas J. Huber, CFA, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Paul J. Krug, CPA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President
Robert M. Larkins, CFA, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, QM U.S. Bond Index ETF; Vice President, Total Return ETF
John D. Linehan, CFA, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Joshua Nelson, 1977 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company	Executive Vice President
Alexander S. Obaza, 1981 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Ultra Short-Term Bond ETF
Fran M. Pollack-Matz, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investments Services, Inc., and T. Rowe Price Services, Inc.	Vice President and Secretary
Jason Benjamin Polun, CFA, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Larry J. Puglia, CFA, CPA, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Shannon Hofher Rauser, 1987 Assistant Vice President, T. Rowe Price	Assistant Secretary

Megan Warren, 1968

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Vice President
Thomas H. Watson, 1977 Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President

Directors’ Compensation

Each independent director is paid $340,000 annually for his or her service on the Boards. The chair of the Boards, an independent director, receives an additional $165,000 annually for serving in this capacity. Prior to the Board appointing an independent director as chair of the Board, the Board had designated a lead independent director, who receives an additional compensation $165,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service and the chair of the Joint Audit Committee receives an additional $25,000 for his or her service. An independent director serving as a member of a Joint Special Committee of the Independent Directors of the Price Complex receives an additional $1,500 per meeting of the Joint Special Committee. Directors’ fees were paid by T. Rowe Price under the all-inclusive management fee. The independent directors of the Price Funds do not receive any pension or retirement benefits from the Price Funds or from T. Rowe Price. In addition, the officers and interested directors of the Price Funds do not receive any compensation or benefits from the Price Funds for their service. The funds had not yet commenced operations prior to the date of this SAI; therefore, had not provided compensation to the independent directors.

Directors’ Holdings in the Price Funds

The funds had not yet commenced operations prior to the date of this SAI; therefore, no Board member owned any shares in the funds.

Aggregate Holdings, Price Complex	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Schreiber
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
QM U.S. Bond ETF (a)	—	—	—	—	—	—
Total Return ETF (a)	—	—	—	—	—	—
Ultra Short-Term Bond ETF (a)	—	—	—	—	—	—

(a) Prior to commencement of operations.

Aggregate Holdings, Price Complex	Interested Directors
	Oestreicher	Sharps
	Over $100,000	Over $100,000
QM U.S. Bond ETF (a)	—	—
Total Return ETF (a)	—	—
Ultra Short-Term Bond ETF (a)	—	—

(a) Prior to commencement of operations.

Portfolio Managers’ Holdings in the Price Funds

The following table will set forth ranges of holdings for each Price Fund’s portfolio manager. Each portfolio manager serves as chair of the applicable fund’s Investment Advisory Committee and has day-to-day responsibility for managing the fund and executing the fund’s investment program. Portfolio managers are encouraged to invest in the funds they manage to align their interests with those of fund shareholders. Exceptions may arise when, for example, tax considerations, jurisdictional constraints, or the nature of the fund make the investment inappropriate for the portfolio manager. The column titled “Range of Fund Holdings as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund for which he or she serves as portfolio manager, as of the end of that fund’s most recent fiscal year. The column titled “Range of Holdings in Investment Strategy as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares or units held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund, as well as all investment portfolios that are managed by the same portfolio manager and have investment objectives, policies, and strategies that are substantially similar to those of the fund. Substantially similar portfolios may include mutual funds in the Price Complex, institutional funds, T. Rowe Price common trust funds, and non-U.S. pooled investment vehicles, such as Société d’Investissement à Capital Variable Funds (SICAVs). The range of holdings for all investment portfolios within the investment strategy is provided as of the end of the fund’s most recent fiscal year, regardless of the fiscal years of the other investment portfolios.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year-End	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year-End
QM U.S. Bond ETF (a)	Robert M. Larkins	(a)	(a)
Total Return ETF (a)	Christopher P. Brown Anna Alexandra Dreyer	(a) (a)	(a) (a)
Ultra Short-Term Bond ETF (a)	Alexander S. Obaza	(a)	(a)

(a) Prior to commencement of operations.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well.

Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the registered investment companies and accounts managed by the portfolio managers as of the most recent fiscal year end of the funds they manage, unless otherwise indicated. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Christopher P. Brown	1	$560,797,053	0	—	3	$831,016,392
Anna Alexandra Dreyer	0	—	0	—	0	—
Robert M. Larkins	2	1,698,936,857	4	$1,998,824,449	12	2,745,740,399
Alexander S. Obaza	1	4,269,161,146	0	—	0	—

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies.

The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

PRINCIPAL HOLDERS OF SECURITIES

The funds had not yet commenced operations prior to the date of this SAI and therefore did not have any beneficial owners who owned greater than 5% of the outstanding voting securities as of the date of this SAI.

The directors, their immediate family members, and executive officers, as a group, owned less than 1% of each fund’s voting securities outstanding as of the date of this SAI.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be deemed to have control of the fund, and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or a delegate (Agent) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund.

Investment Management Services

Under the Investment Management Agreement for each fund, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the fund’s investment objective, programs, and restrictions as provided in the fund’s prospectus and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including: maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees to serve as officers, directors, and committee members of the funds without cost to the funds. T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Investment Management Agreement also provides that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Under the Investment Management Agreement, T. Rowe Price is permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information; advice regarding economic factors and trends; advice as to occasional transactions in specific securities; and such other information, advice, or assistance as necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreement or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (Group), is a publicly owned company and owns 100% of the stock of T. Rowe Price, which in turn owns 100% of T. Rowe Price International, which in turn owns 100% each of Price Hong Kong and Price Japan. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

The funds pay T. Rowe Price a single annual investment management fee in monthly installments of the amount listed below based on the average daily net assets of the fund.

Fund	Fee
QM U.S. Bond ETF	TBD%
Total Return ETF	TBD%
Ultra Short-Term Bond ETF	TBD%

The Investment Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of the fund’s operations except for (i) interest and borrowing expenses; (ii) taxes; (iii) all brokerage fees and commissions (including dealer markups and spreads), transfer taxes and other charges incident to the purchase sale, or lending of the fund’s portfolio holdings; (iv) expenses incident to meetings of fund shareholders and the associated preparation, filing, and mailing of associated notices and proxy statements; and (v) any nonrecurring and extraordinary expenses, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors, and agents.

The fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily fee accruals for each month. The daily fee accrual for any particular day is calculated by multiplying the fraction of one over the number of calendar days in the year by the appropriate fee. The product of this calculation is multiplied by the net assets of the relevant fund for that day, as determined in accordance with the fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

Management Fee Compensation

The funds had not yet commenced operations prior to the date of this SAI and therefore had not paid any management fees.

Fund	Fiscal Year Ended	Management Fee
QM U.S. Bond ETF	10/31/21	(a)
Total Return ETF	5/31/21	(a)
Ultra Short-Term Bond ETF	5/31/21	(a)

(a) Prior to commencement of operations.

Management Related Services

Pursuant to an agreement between T. Rowe Price and State Street Bank and Trust Company (State Street), State Street provides a variety of non-discretionary portfolio accounting and investment operations functions, including, but not limited to, trade support, security pricing unrelated to fair valuation, non-discretionary aspects of corporate actions, and collateral management functions to T. Rowe Price for the Price Funds. The fees paid by T. Rowe Price to State Street under this agreement are based on a combination of asset-based, transaction-based, and fixed-dollar fees.

State Street, under a separate agreement with the Price Funds, provides accounting services to the funds, subject to the oversight of T. Rowe Price. The expenses are included in the management fee.

Additional Payments to Financial Intermediaries and Other Third Parties

T. Rowe Price or its affiliates will, at their own expense and out of their own profits, provide additional compensation to certain financial intermediaries such as broker-dealers, registered investment advisers, and banks. These payments may be in the form of asset-based, transaction-based, or fixed-dollar payments in connection with the sale, distribution, marketing, and/or servicing of the Price Funds, commonly referred to as revenue-sharing (collectively, Additional Compensation). The categories of Additional Compensation are described below. These categories are not mutually exclusive, and T. Rowe Price or its affiliates may pay Additional Compensation for other types of services in the future. The same financial intermediaries may receive payments under one or more categories.

Marketing Support Payments T. Rowe Price or its affiliates will pay Additional Compensation for sales and marketing support activities to certain financial intermediaries in connection with their efforts to educate financial professionals and provide services that may facilitate, directly or indirectly, investment in the Price Funds. A financial intermediary’s marketing support services may include business planning assistance; advertising; educating financial intermediary personnel about the Price Funds and shareholder financial planning needs; placement on the financial intermediary’s sales platform; inclusion on commission-free fund list or preferred funds list; periodic sales reporting and data on the Price Funds; and access to sales meetings, sales representatives, and management representatives of the financial intermediary. T. Rowe Price or its affiliates compensate financial intermediaries differently depending upon, among other factors, sales and asset levels, redemption rates and their level, and/or the type of marketing and educational activities provided by the financial intermediary.

Conference Support Payments Additional Compensation will include financial assistance to financial intermediaries that enable employees of T. Rowe Price or its affiliates to participate in and/or present at conferences or seminars, sales or training programs, client and investor events, co-operative advertising, newsletters, and other events. Additional Compensation amounts may vary depending upon the nature of the event. T. Rowe Price or its affiliates routinely sponsor and pay Additional Compensation in connection with due diligence meetings during which attendees receive updates on various Price Funds and are afforded the opportunity to speak with investment professionals, including portfolio managers. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings, including lodging and transportation, may be covered by T. Rowe Price or its affiliates.

Administrative and Processing Support Payments T. Rowe Price provides Additional Compensation to financial intermediaries that will contribute to the costs of providing certain reporting and data processing services; eliminate certain transaction expenses, such as commissions for purchases or sales; and contribute to costs for ancillary services, such as setting up Price Funds on an intermediary’s trading system/platform.

The receipt of, or the prospect of receiving, Additional Compensation from T. Rowe Price and its affiliates may influence intermediaries, plan sponsors, and other third parties to offer or recommend Price Funds over other investment options for which an intermediary does not receive similar compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive Additional Compensation may elevate the prominence of the Price Funds by, for example, placing the Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the Price Funds in various ways. Additional Compensation amounts are not paid by a fund directly; these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor. However, T. Rowe Price’s revenues or profits may in part be derived from fees earned for services provided to and paid for by the Price Funds. Investors or prospective investors in the Price Funds should ask their financial intermediary for more information about any Additional Compensation it receives from T. Rowe Price or its affiliates.

DISTRIBUTOR FOR THE FUNDS

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Investment Services is located at the same address as the funds and T. Rowe Price: 100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the Price Funds, pursuant to an Underwriting Agreement (“Underwriting Agreement”), which provides that Investment Services will pay, or will arrange for others to pay, fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at NAV. No sales charges are paid by investors or the funds, and no compensation is paid to Investment Services.

CONTINUOUS OFFERING

Any investor or Authorized Participant should be aware of certain legal risks that are unique to investors that purchase Creation Units directly from the funds. Shares may be issued on an ongoing basis. Therefore, a “distribution” of shares could be occurring at any point in time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in any distribution, such that it may render you a statutory underwriter and could subject you to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

Dealers who are not “underwriters” but participate in a distribution (as opposed to engaging in ordinary transactions on the secondary market), and thus deal with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

The determination of whether a person is a statutory underwriter or may avail itself to certain relief or exemption under the 1933 Act or the 1934 Act depends on all the facts and circumstances relating to a person and his or her planned and actual activities. Any example mentioned herein should not be considered a complete account of all the activities that may cause a person to be deemed a statutory underwriter or any exemptive relief that may or may not be available for any person.

PORTFOLIO TRANSACTIONS

Portfolio changes may be implemented through in-kind transactions for Creation Units. The Adviser may also execute brokerage transactions for each fund and the fund may incur brokerage commissions or similar trading costs, particularly during the early stages of the fund’s development or in the case of transactions involving realized losses. Also, the fund may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the fund.

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the international Price Funds are generally made by T. Rowe Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all other Price Funds are generally made by T. Rowe Price, T. Rowe Price International, Price Hong Kong, Price Japan, and Price Singapore (collectively, the “Price Advisers”), are responsible for implementing these decisions for the Price Funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the funds are made by Price Associates. Price Associates is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Price Associates may delegate actual trade execution to the trading desks of affiliated investment advisers and may use these affiliated investment advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions, Price Associates may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

In purchasing and selling fixed income securities, Price Associates ordinarily places transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

Price Associates may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. Price Associates may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rate, to protect the value of portfolio securities, or to facilitate cash management. Price Associates selects broker-dealers that it believes will provide best execution on behalf of the Price Funds and other investment accounts that it manages, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the Price Funds, but each account’s trade is individually settled with the counterparty.

Equity Securities

In purchasing and selling equity securities, Price Associates seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to Price Associates than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act (Section 28(e)) and subsequent guidance from regulators.

In selecting broker-dealers to execute the Price Funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity, and creditworthiness, general execution, and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of Price Associates to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, Price Associates pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for Price Associates. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring Price Associates’ compliance with the execution policy. The execution policy requires Price Associates to execute trades consistent with the principles of best execution, which requires an adviser to take all sufficient steps to obtain the best possible result for the Price Funds taking into account various factors.

Research Benefits

T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of Price Associates’ investment approach, Price Associates relies primarily upon its own research and subject any outside research to internal analysis before incorporating it into the investment process.

Price Associates may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

T. Rowe Price bears the cost of research services for all Price Funds. For certain Price Funds, T. Rowe Price continues to use equity brokerage commissions from client transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. However, we voluntarily reimburse those Price Funds for any amount collected into the commission-sharing arrangements.

Price Advisers acquire proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.

Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. Price Associates may use a limited number of expert networks.

Each Price Adviser generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. Each Price Adviser also pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

Each Price Adviser has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. Each Price Adviser makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. Each Price Adviser may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

Each Price Adviser may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed the Price Adviser or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each Price Adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which we transact with or on behalf of our clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, Price Associates seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, Price Associates may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Because Price Associates has taken an unbundled approach to paying for research (separating execution commissions from its research spend) there is no element of cost to recapture from a trade and credit back to any account. Therefore, Price Associates is not able to engage in commission recapture programs. Currently, Price Associates does not recapture commissions, underwriting discounts, or selling-group concessions for fixed income securities acquired in underwritten offerings. Price Associates may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the Price Funds) managed by Price Associates and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. Price Associates’ policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. The Price Adviser may include orders on behalf of Price Funds and other clients and products advised by Price Associates and its affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

Price Associates and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, the Price Adviser will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Price Funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

Price Associates employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the Price Adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number of clients allowed to participate or number of shares offered to Price Associates.

Price Associates maintains written trade sequencing and execution guidelines that it believes are reasonably designed to provide the fair and equitable allocation of equity trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to: (i) mitigate conflicts of interest when trading both long and short in the same equity security; and (ii) mitigate conflicts when shorting an equity security that is held by other accounts managed by Price Associates that are not simultaneously transacting in the security. Notwithstanding the application of Price Associates’ policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same equity security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that an equity long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

The brokerage allocation policies for Price Associates are generally applied to all of its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which Price Associates effects securities transactions may be used in servicing all accounts (including non-Price Funds) managed by Price Associates. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by Price Associates in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund.

Price Associates may give advice and take action for clients, including the Price Funds, that differs from advice given or the timing or nature of action taken for other clients. Price Associates is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for Price Associates.

Price Associates established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The Price Funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of other Price Funds or another open-end mutual fund that is not exchange-traded, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

Because the funds commenced operations as of the date of this SAI, the amount of brokerage commissions paid by the funds during the three most recent fiscal years is not available.

SECURITIES LENDING ACTIVITIES

State Street Bank and Trust Company (“State Street Bank”, or the “Agent”) serves as a custodian and securities lending agent for the Price Funds. As the securities lending agent, it administers the funds’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Price Funds and the Agent.

The Agent is responsible for making securities from each fund’s portfolio available to approved borrowers. The Agent is also responsible for the administration and management of each fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral received from borrowers in accordance with the investment vehicle approved by the fund’s Board, and arranging for the return of loaned securities to the fund in accordance with the funds’ instruction or at loan termination. As compensation for its services, the Agent receives a portion of the amount earned by each fund for lending securities.

As the funds had not commenced operations as of the date of this SAI, the funds did not earn any income from securities lending nor pay any fees to the Agent during the prior fiscal year. Each fund’s share of securities lending income will be credited back to the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the Price Funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment programs and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of holdings in which the fund primarily invests. You will then be able to review additional information set forth herein on those types of holdings and their risks, as well as information on other holdings in which the fund may occasionally invest.

The investment objective of each fund is a nonfundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders. If there is a change in the investment objective(s) of a fund, the fund’s shareholders should consider whether the fund remains an appropriate investment in light of then-current needs.

Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund’s operating policies are subject to change by the Board without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

You may also refer to the sections titled “Portfolio Securities” and “Portfolio Management Practices” for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

All Funds

Unforeseen Market Events

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting political, social, and economic risks. Since early 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains, and customer activity; exchange trading suspensions and closures and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in health care service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Cybersecurity Risk

As the use of the internet and other technologies has become more prevalent in the course of business, the funds have become more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the funds, or their service providers or the issuers of securities in which the funds invest, can cause disruptions and impact business operations, potentially resulting in financial losses; the inability of fund shareholders to transact; violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, there is no guarantee that those measures will be effective, particularly since the funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which they invest or with which they do business.

Operational Risk

An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Risk Factors of Investing in Foreign Securities

General

Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (OTC) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any fund investing in foreign securities, while others relate more to the countries and regions in which the funds may invest. Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets. However, the funds rely on the classification made for a particular country by an unaffiliated, third-party data provider.

• Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

• Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

• Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many emerging market countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

• Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their net asset value. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

• Depositary Receipts It is expected that most foreign securities will be purchased in OTC markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs, GDRs, and EDRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. ADRs, GDRs, and EDRs are subject to many of the same risks associated with investing directly in foreign securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

• Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes (P-notes). For instance, a fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the funds, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

• Investment Funds The funds may invest in investment funds that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

• Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

• Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

• Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

• Other Risks With respect to certain foreign countries, especially emerging markets, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

• Europe

Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S., and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints Most developed countries in Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt, and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole. The imposition of fiscal and monetary controls by EMU countries can have a significant impact on Europe as a whole. In addition, such controls could prove unsustainable and lead to an abrupt and unexpected elimination of the policy, leading to significant volatility.

Eurozone Currency Issues While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the eurozone, that use the euro as their currency. Although the eurozone has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with fiscal deficits. Several eurozone countries continue to face deficits and budget issues, some of which may have negative long-term effects for the economies of not just eurozone countries but all of Europe. Rising government debt levels could increase market volatility and the probability of a recession, lead to emergency financing for certain countries, and foster increased speculation that certain countries may require bailouts. Eurozone policymakers have previously struggled to agree on solutions to debt crises, which has stressed the European banking system as lending continued to tighten. Similar crises in the future could place additional stress on the banking system and lead to downgrades of European sovereign debt. There continues to be concern over national-level support for the euro, which could lead to the implementation of currency controls, certain countries leaving the EU, or potentially a breakup of the eurozone and dissolution of the euro. A breakup of the eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a eurozone default or breakup, some of the most significant challenges the funds with euro-denominated holdings and derivatives involving the euro face would include diminished market liquidity, operational issues relating to the settlement of trades, difficulty in establishing the fair values of holdings, and the redenomination of holdings into other currencies.

British Exit From the EU (Brexit) The United Kingdom left the European Union on January 31, 2020, subject to a transitional period ended December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU remains unclear at this stage and is likely to lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market for some time. There remains considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new agreements will be conducted, including the trade of services such as financial services, and whether the United Kingdom’s exit will increase the likelihood of other countries to also withdraw from the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also on the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Emerging Europe, Middle East, and Africa The economies of the countries of emerging Europe, the Middle East, and Africa, sometimes referred to as “EMEA,” are all considered emerging market economies, and they tend to be highly reliant on the exportation of commodities.

Political and Military Instability Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade, and a continued eastward expansion of the EU could help to further anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states, and political turmoil and popular uprisings remain threats. In addition, Eastern European markets are particularly sensitive to social, economic, political, and currency events in Russia and may suffer heavy losses as a result of their trading and investment connections to the Russian economy and currency. Political risk for Russia remains high, and steps that Russia has taken and may take in the future to assert its geopolitical influence may increase the tensions in the region and affect economic growth. The U.S., the regulatory bodies of certain other countries, and the EU have instituted sanctions against certain Russian individuals and Russian entities in response to political and military actions, including state-sponsored cyberattacks, against foreign companies and foreign governments, undertaken by Russia. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes, and prohibition of all business against a Russian individual or entity. Such sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, could result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Further sanctions against Russia and any retaliatory action by the Russian government could result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, any of which would significantly impair the ability of the funds to buy, sell, or receive proceeds from those securities. Ongoing sanctions, the continued disruption of the Russian economy, or future military actions by Russia could severely impact not only the performance of any funds that hold Russian securities or derivatives with exposure to Russian securities or currency, but also the economies of other European countries including those of Eastern Europe.

Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. War, terrorism, and military takeovers could result in a securities market unexpectedly closing for an extended period, which would restrict a fund from selling its securities that are traded in that market. In all parts of EMEA, such developments, if they were to recur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers and result in significant disruptions in securities markets.

Foreign Currency Certain countries in the region may have managed currencies that are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities, such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, the EMEA economies can be significantly impacted by the prices of such commodities.

Custody and Settlement Because of the underdeveloped state of Russia’s financial and legal systems, the settlement, clearing, and registration of securities transactions are subject to heightened risks. Equity securities in Russia are issued only in book entry form, and ownership records are maintained in a decentralized fashion by registrars who are under contract with the issuers. Although a fund’s Russian sub-custodian maintains copies of the registrar’s records on its premises, such records may not be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Although a fund investing in Russian securities seeks to ensure through its custodian that its interest continues to be appropriately recorded, it is possible that a fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, it is possible that a registrar could be suspended or its license revoked, which would impact a fund’s holdings at that registrar until the suspension is lifted or the companies’ records are transferred to an alternative registrar. Finally, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Investments in Saudi Arabia The funds generally expect to conduct their transactions in a manner in which they would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of fund transactions.

The funds’ ability to invest in Saudi Arabian equity securities depends on the ability of T. Rowe Price as a Foreign Portfolio Manager, and the fund as a Qualified Foreign Investor (QFI), to obtain and maintain their respective authorizations from the Saudi Arabia Capital Market Authority (CMA). Even though the funds have obtained QFI approval, the funds do not have an exclusive investment quota and are subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of T. Rowe Price or the funds losing their respective Foreign Portfolio Manager and QFI status, may adversely affect the funds.

The funds are required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker, or held with a custodian, which is known as the Independent Custody Model (ICM). The ICM approach is generally regarded as preferable because securities are under the safe keeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a fund utilizes the ICM approach, it relies on a broker standing instruction letter to authorize the fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m. local time) In addition, the risk of fraudulent or erroneous transactions are further mitigated by a manual pre-matching process conducted by the custodian, which validates the fund’s settlement instructions with the local broker contract note and the transaction report from the depository. Similar risks also apply to using a direct broker trading account. When a fund utilizes a direct broker trading account, the account is set up in the fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.

• Latin America

The majority of Latin American countries have been characterized at various times by high interest and unemployment rates, inflation, an over-reliance on commodity trades, and government intervention.

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability and Government Control Certain Latin American countries have been marred by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. Many Latin American governments have exercised significant influence over their country’s economies, which can have significant effects on companies doing business in Latin America and the securities they issue. These governments have often changed monetary, taxation, credit, tariff, and other policies to alter the direction of their economies. Actions to control inflation have involved the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls, and limiting imports. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors, such as the funds, of proceeds from the sale of Brazilian securities.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into other currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries have been among the largest debtors of emerging market countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Foreign Trade Because commodities, such as agricultural products, minerals, oil, and metals, represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies, and global demand for commodities. More specifically, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Venezuela Investments in Venezuela may subject a fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets, and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources, and its economy is heavily dependent on the export of natural resources to key trading partners. Any act of terrorism, an armed conflict, or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities and on the Venezuelan government. These sanctions, or the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of a fund to buy, sell, receive, or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors and others may significantly reduce the value of creditors’ claims against the Venezuelan government, state-owned enterprises, and private business in Venezuela. Enforcing these claims may also require protracted negotiation or litigation.

• Japan

The Japanese economy fell into a recession in the late 2000s due in part to the global economic crisis during that period. This economic recession was likely compounded by an unstable financials sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues the Japanese economy faces. Japan’s government implemented significant economic reform aimed at jump-starting the Japanese economy and boosting the competitiveness of Japanese goods in world markets. Through aggressive monetary easing, temporary fiscal stimulus, and overall structural reform, the program is designed to end the recent cycles of deflation, falling prices, and declining wages.

Banking System To help sustain Japan’s economic recovery and improve its economic growth, many believe an overhaul of the nation’s financial institutions is necessary. Banks, in particular, may have to reform themselves to become more competitive. While successful financials sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia, internal conflict over the proper way to reform the banking system currently persists.

Natural Disasters Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically.

Energy Importation Japan historically has depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan’s economy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations. Because of the concentration of Japanese exports in highly visible products such as automobiles and technology, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan even more dependent on exports to sustain its economy. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.

• Asia (excluding Japan)

Asia includes countries in all stages of economic development, some of which have been characterized at times by overextension of credit, currency fluctuations, devaluations, restrictions, unstable employment rates, over-reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region.

Political and Social Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and could result in significant disruption to securities markets. For example, there is a demilitarized border and hostile relations between North and South Korea, and the Taiwanese economy has been affected by security threats from China. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property, and its legal system is still developing, making it more difficult to obtain or enforce judgments. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which certain funds invest. At times, religious, cultural, and military disputes within and outside India have caused volatility in the Indian securities markets, and such disputes could adversely affect the value and liquidity of a fund’s investments in Indian securities in the future.

Foreign Currency Certain Asian countries may have managed currencies, which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Interrelated Economies and International Trade A number of Asian companies are highly dependent on foreign loans for their operation, some of which may impose strict repayment term schedules and require significant economic and financial restructuring. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. China has had an increasingly significant and positive impact on the region and the global economy, but its continued success depends on its ability to retain the legal and financial policies that have fostered economic freedom and market expansion. China’s central government historically has exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning or partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors, or particular Chinese companies, may adversely affect the public and private sector companies in which a fund invests. The Hong Kong, Taiwanese, and Chinese economies can be dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. These China region economies can also be significantly affected by general social, economic, and political conditions in China and other countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Also, foreign investments may be restricted. Changes in government policy could significantly affect the local markets.

Investments in Chinese Securities

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards, or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which certain funds invest may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into, or litigation against, Chinese companies, and shareholders may have limited legal remedies. In addition, there may be restrictions on investments in Chinese companies.

Certain funds may hold securities listed on the Shanghai Stock Exchange (SSE) or Shenzhen Stock Exchange (SZSE). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (“China A Shares,” as described further below under “Risks Associated With Investing in China A Shares”), and B shares, which are allocated for both international and domestic investors (China B Shares). The funds’ exposure to China A Shares is generally through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through T. Rowe Price’s Qualified Foreign Institutional Investor (QFII) Quota.

The Stock Connects and T. Rowe Price’s QFII Quota are described in more detail under “Risks Associated With Investing In China A Shares,” below. In addition to China A Shares and China B Shares, certain funds may also invest in Hong Kong-listed H shares, Hong Kong-listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China but listed in Hong Kong) and companies with a majority of revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

Some funds may invest in onshore China bonds via a QFII license awarded to T. Rowe Price or through a China Interbank Bond Market (CIBM) registration. CIBM is an over-the-counter (OTC) market outside the two main stock exchanges in the People’s Republic of China (PRC), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.

Investors should be aware that trading on CIBM exposes the applicable fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.

In addition to the risks of investing in securities of Chinese issuers described in each applicable fund’s prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired and may be more difficult to value accurately. Illiquidity of a fund’s holdings may limit the ability of the fund to obtain cash to meet redemptions on a timely basis.

China A Share Market Risk Investments in China and, more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a fund from time to time where the relevant China A Shares may be sold or purchased on the SSE or the SZSE, as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a fund. The China A Shares Markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).

China QFII Investment Risk Part of the assets of certain funds may be invested in China A Shares through the use of a Qualified Foreign Institutional Investor license. Under the prevailing regulations in China, foreign investors can invest in China A Shares pursuant to the applicable QFII rules and regulations (QFII Eligible Securities) through institutions that have obtained QFII status in China. The funds themselves are not QFIIs, but may invest directly in QFII Eligible Securities via the QFII status of an entity having QFII status. T. Rowe Price has been granted QFII status and a QFII investment quota (QFII Quota) through which a fund will be able to invest in QFII Eligible Securities. Some funds, such as the China Evolution Equity Fund, have a segregated account from which they are able to utilize T. Rowe Price’s existing and unused QFII Quota.

A fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules and regulations (including restrictions on investments and repatriation of principal and profits) in China, which are subject to change, and such change may have potential retrospective effect.

There are rules and restrictions under current QFII regulations, including rules on remittance of principal, investment restrictions, lockup periods, and repatriation of principal and profits. Due to Chinese legal restrictions on repatriation of assets, proceeds from sales of China A Shares cannot be immediately received by a fund. QFII restrictions on repatriations may apply to the QFII Quota granted to T. Rowe Price as the QFII as a whole and may not simply apply to investments made by a fund. The capacity of a fund to make investments in QFII Eligible Securities and the ability to repatriate funds may be thus adversely affected by the investments, performance and/or repatriation of funds invested by other client accounts or funds managed by T. Rowe Price utilizing its QFII Quota or by T. Rowe Price itself.

The QFII status of T. Rowe Price could be revoked, in particular because of material violations of rules and regulations by T. Rowe Price. If T. Rowe Price loses its QFII status, the funds may not be able to invest directly in QFII Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the funds.

As the QFII, T. Rowe Price is responsible for ensuring that all transactions and dealings by a fund in China A Shares will comply with the fund’s investment policies as well as the relevant laws and regulations applicable to T. Rowe Price as QFII. If any conflicts of interest arise, T. Rowe Price will seek to ensure that each fund is managed in the best interests of the shareholders of that fund. The QFII Quota is granted to T. Rowe Price as a whole and not simply to investments made by a particular fund. There can be no assurance that the QFII will be able to allocate a sufficient portion of its QFII Quota to meet all desired investments by a fund in China A Shares or that redemption requests can be processed in a timely manner due to adverse changes in relevant laws or regulations, including changes in QFII repatriation restrictions.

In extreme circumstances, a fund may incur significant loss if there is insufficient QFII Quota allocated for the fund to make investments, if the approval of T. Rowe Price as QFII is revoked/terminated or otherwise invalidated as the fund may be prohibited from trading of relevant securities and repatriating of the fund’s monies, or if any of the key operators or parties (including the QFII custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).

Risks Associated With Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect A fund may invest in and have direct access to certain eligible China A Shares via the Stock Connects upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (HKEx), SSE, and China Securities Depository and Clearing Corporation Limited (ChinaClear). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE, and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.

Under both Stock Connects, overseas investors (including the funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time, and the funds may invest in any security made available through the Stock Connects.

Hong Kong and overseas investors (including the funds) may only trade and settle SSE securities and SZSE securities in renminbi.

Risks of investing through the Stock Connects include:

• Quota Limitations Risk Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the funds or T. Rowe Price; instead, it applies to all market participants generally. Thus, T. Rowe Price will not be able to control the use or availability of the quota. If T. Rowe Price is unable to purchase additional Stock Connect securities, it may affect T. Rowe Price’s ability to implement the funds’ respective investment strategies.

• Suspension Risk The Stock Exchange of Hong Kong (SEHK), SZSE, and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect the relevant funds’ ability to access the mainland China market.

• Differences in Trading Day The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.

• Extended Market Closings The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the fund’s ability to trade during those periods.

• Clearing and Settlement and Custody Risks The Hong Kong Securities Clearing Company Limited, a wholly owned subsidiary of HKEx (HKSCC) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (CSRC). The chances of a default by ChinaClear are considered to be remote. Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear. The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a fund, who have acquired SSE securities and/or SZSE securities through the Stock Connects, should maintain the SSE securities and/or SZSE securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

• Operational Risk The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management, and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the two markets differ significantly, and market participants may need to address issues arising from the differences on an ongoing basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.

• Recalling Risk and Trading Restrictions A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. T. Rowe Price’ ability to implement a fund’s investment strategies may be adversely affected.

• Nominee Arrangements in Holding China A Shares HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant funds) through the Stock Connects. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a fund and the Depositary cannot ensure that the funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant funds’ ownership may be ultimately recognized, that fund may suffer difficulties or delays in enforcing its rights in China. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the fund suffers losses resulting from the performance or insolvency of HKSCC.

• Investor Compensation Investments of a fund through Northbound trading under the Stock Connects will not be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in Northbound trading via the Stock Connects do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. On the other hand, since a fund is carrying out Northbound trading through securities brokers in Hong Kong but not mainland Chinese brokers, it is not protected by the China Securities Investor Protection Fund in China.

• Trading Costs In addition to paying trading fees and stamp duties in connection with trading China A Shares, a fund may be subject to other fees and taxes arising from stock transfers, which are determined by the relevant authorities.

• Regulatory Risk Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border trades under the Stock Connects. The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retroactive effect. There can be no assurance that the Stock Connects will not be abolished. The relevant funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.

• Risks Associated With the Small and Medium Enterprise Board and/or ChiNext Market Via Shenzhen-Hong Kong Stock Connect, the funds may access securities listed on the Small and Medium Enterprise (SME) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued, and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the funds if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the funds and their investors.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds’ Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (e.g., Government National Mortgage Association (GNMA) and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented, and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMA securities, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of “locking in” long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then-lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment, such prepayments can be reinvested at higher prevailing interest rates, which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds’ portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities (ARMs), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARMs may prevent income on the ARMs from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

• Lower-Rated Debt Securities An economic downturn or increase in interest rates is likely to have a greater negative effect on this market; the value of lower-rated debt securities in the funds’ portfolios; the funds’ net asset value; and the ability of the bonds’ issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds that invest in lower-rated debt securities is more risky than investment in shares of funds that invest only in higher-rated debt securities.

• Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, a fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

• Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor that may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value, either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities that the funds own will affect the net asset value per share. If market quotations are not readily available for the funds’ lower-rated or nonrated securities, these securities will be valued by a method that the funds’ Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

• Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. Similar requirements may apply to bonds purchased with market discount. The funds must distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the credit rating and financial condition of the issuer. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater price volatility than municipal securities with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of municipal bonds and a decline in interest rates will generally increase the value of municipal bonds. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of municipal securities that they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, although there have been proposals that would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Municipal bankruptcies have been rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal bond issuers could produce varying results among the states or even among municipal bond issuers within a state. The rights of the holders of municipal bond issues, and the enforceability of municipal bond issues (and their associated financing documents), may be subject to, among others: (1) bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance; (2) principles of equity; and (3) the exercise of judicial discretion. The

U.S. Bankruptcy Code limits the filing for relief to municipalities that have been specifically authorized to do so under applicable state law, whereas bonds payable exclusively by private entities may be subject to the other provisions of the U.S. Bankruptcy Code. Further, when a municipality experiences an adverse change in financial condition (including, but not limited to, bankruptcy), the municipality may elect not to repay obligations due to economic or political pressures or other external factors.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have materially adversely affected their value. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund’s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. The lowering of income tax rates, including lowering tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: (1) bonds carrying new issue insurance or (2) bonds carrying secondary insurance. New issue insurance is purchased by the issuer of a bond in an effort to improve the bond’s credit rating. By meeting the insurer’s standards and paying an insurance premium based on the bond’s principal and interest value, the issuer may be able to obtain a higher credit rating for the bond. The credit rating assigned to an insured municipal bond will usually reflect the financial strength of the issuer or insurer, whichever is higher. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond’s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond’s interest and principal when due if the issuing entity defaults on the insured bond. Defaults on insured municipal bonds have been fairly low to date, but certain of these insurers’ ratings have been downgraded and they are no longer insuring newly issued bonds. It is possible that there could be additional insurer downgrades and that default rates on insured bonds could increase substantially, which could further deplete an insurer’s loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds. The inability of an insurer to pay a particular claim, or a downgrade of the insurer’s rating, could adversely affect the values of all the bonds it insures despite the quality of the underlying issuer. The number of municipal bond insurers is relatively small, and, therefore, a significant amount of a municipal bond fund’s assets may be insured by a single insurer.

High Yield Securities Lower-quality bonds, commonly referred to as “junk bonds,” are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price’s credit analysis than would be the case if the funds were investing in higher-quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may have lower overall liquidity than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value because objective pricing data may be less available and judgment would therefore play a greater role in the valuation process.

PORTFOLIO SECURITIES

Types of Securities

Set forth below is additional information about certain of the investments described in the funds’ prospectuses.

Equity Securities

Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Because increases and decreases in earnings are usually reflected in a company’s stock price, common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or nonparticipating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while nonparticipating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than nonconvertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings and by entering into privately negotiated transactions involving equity securities that are not yet publicly traded on a stock exchange. Stocks may also be purchased on a “when issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

Debt Securities

• U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS), as well as Treasury inflation protected securities (TIPS) whose principal value is periodically adjusted according to the rate of inflation.

• U.S. Government Agency Securities Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (FNMA), GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These may also include securities issued by eligible private institutions that are guaranteed by certain U.S. government agencies under authorized programs.

• Bank Obligations Certificates of deposit, banker’s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

• Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

• Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

• Corporate Debt Securities Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

• Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) that have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

• Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

• Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

• Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

• Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

• U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal Agricultural Mortgage Corporation (FAMC). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality’s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, FHLMC, and FAMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS), which also guarantee timely payment of monthly principal reductions.

• GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (Housing Act), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the American Housing Act of 1949, or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

• FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

• FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

• FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended. FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA certificates as 30-year securities that prepay in full in the 12th year. FNMA and FHLMC certificates may have differing prepayment characteristics.

Fixed rate mortgage-backed securities bear a stated “coupon rate” that represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium to or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions that are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages that back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

• Commercial Mortgage-Backed Securities (CMBS) These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents or due to deterioration in the general state of commercial real estate or overall economic conditions.

• Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole-loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

New types of CMO tranches continue to evolve, such as floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Some newer structures could affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

• U.S. Government Agency Multi-class Pass-Through Securities Unlike CMOs, U.S. government agency multi-class pass-through securities, which include FNMA guaranteed real estate mortgage investment conduit pass-through certificates and FHLMC multi-class mortgage participation certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

• Multi-class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on multi-class residential mortgage securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on multi-class residential mortgage securities historically have been higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

• Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds’ quality standards. The funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds’ quality standards.

• Stripped Mortgage-Backed Securities These instruments represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest-only securities (IOs) receive the interest portion of the cash flow while principal-only securities (POs) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments will tend to move in the opposite direction compared with interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower-than-anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

• ARMs ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate “index” such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the “margin,” to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

• TBAs and Dollar Rolls Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

In addition, recently finalized (but not yet implemented) rules of FINRA (with a future implementation date of October 26, 2021) include mandatory margin requirements that require the funds to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the funds and impose added operational complexity.

• Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds’ objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background The asset-backed securities (ABS) market has been one of the fastest-growing sectors of the U.S. fixed income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today’s market has evolved to include a variety of asset types, including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market’s demand for various maturities and credit quality.

Structure Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, as long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to an SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a AAA rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment grade. Many ABS transactions are structured to include payout events/performance triggers, which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class, and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision, and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple-class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund’s investment objectives, policies, and restrictions.

Types of Credit Support Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, (external credit enhancement), through various means of structuring the transaction, (internal credit enhancement), or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

• Excess Spread Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

• Subordination Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

• Reserve Funds Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

• Overcollateralization A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

• Surety Bonds Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information regarding the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

• Collateralized Bond or Loan Obligations Collateralized bond obligations (CBOs) are asset-backed securities collateralized by corporate bonds, mortgages, or pools of asset-backed securities. Collateralized loan obligations (CLOs) are asset-backed securities collateralized by pools of bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs tend to be collateralized by high yield bonds or loans, with heavy credit enhancement.

• Home Equity Loans These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with unblemished credit histories with regard to the borrower’s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first-lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator’s first-lien mortgage loan, additional financing that is subordinate to that first-lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk Regarding Mortgage Rates

The pass-through rates on the adjustable rate certificates may adjust monthly and are generally based on one-month London Interbank Offered Rate (LIBOR). The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the “net rate cap.”

Yield and Reinvestment Could Be Adversely Affected by Unpredictability of Prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors that influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower-yielding securities.

• Credit Card-Backed Securities These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder, and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer-dated maturities, most credit card-backed securities are issued with an initial “revolving” period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events, which may signal a potential deterioration in the quality of the assets backing the security.

• Automobile Loans These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets that pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-adjustment feature, inflation protected bonds typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation protected bond will decline and could result in losses for the fund.

Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Loan Participations and Assignments

Loan participations and assignments (collectively, “participations”) will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries, which are referred to as loans to developing countries debt (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to meet its obligations when they become due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or that have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank that administers the loan or against the underlying borrower.

If the funds purchase a participation interest in another lender’s loan, as opposed to acquiring a loan directly from a lender or through an agent or as an assignment from another lender, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

The Investment Managers will generally choose not to receive material nonpublic information about the issuers of loans who also issue publicly traded securities that a Price Fund owns or may want to own. As a result, the Investment Managers may have less information than other investors about certain of the loans in which they invest or seek to invest on behalf of the Price Funds or other client accounts. In some circumstances, the Investment Managers may receive material nonpublic information about an issuer as a result of a Price Fund’s ownership of a loan involving that issuer. In these situations, a fund may be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so due to prohibitions on trading in securities of issuers while in possession of material nonpublic information. Unlike registered securities, such as most stocks and bonds, loans are not registered or regulated under the federal securities laws. As a result, investors in loans have less protection against fraud and other improper practices than investors in registered securities because investors in loans (such as the funds) may not be entitled to rely on the protections of the federal securities laws.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount to its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-kind (PIK) instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. Similar requirements may apply to bonds purchased with market discount. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less efficient trading market with lower overall liquidity, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks, which include:

• Establishing the Amount of the Claim Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

• Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

• Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

• Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims, and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

• No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization, which may include the distribution of new securities. The liquidity of these securities may be tied to the liquidity of the original trade claim investment.

• Tax Issue Although the issue is not free from doubt, it is likely that gains from trade claims would not be treated as gains from the sale of securities for federal income tax purposes. As a result, any gains would be considered “nonqualifying” under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this SAI, the funds’ portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds’ assets invested in any particular type of municipal security can be expected to vary.

The term “municipal securities” means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is generally exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer’s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from a municipal security assumed to be tax-exempt might not be exempt from federal income tax.

Municipal securities are normally classified by maturity as notes, bonds, or adjustable rate securities. Municipal securities include the following:

• Municipal Notes Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less.

• Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

• Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

• Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

• Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include municipal lease obligations, prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

• General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

• Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

• Municipal Lease Obligations Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower’s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds and other municipal lease obligations are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent such securities are determined to be illiquid, they will be subject to the funds’ limit on illiquid investments. There have also been certain legal challenges to the use of lease revenue bonds in various states.

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may have lower overall liquidity than other municipal bonds.

• Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become “prerefunded” or “escrowed to maturity” and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the IRS, a fund’s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

• Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. With some limited exceptions, interest on tax-exempt private activity bonds is generally subject to the alternative minimum tax (AMT).

• Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

• Participation Interests The funds may purchase participation interests from third parties in all or part of specific holdings of municipal securities. The purchase may take different forms: In the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third-party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third-party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the IRS has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

•  Securities With Puts Some longer-term municipal bonds give the investor the right to “put,” or sell, the security at par (face value) within a specified number of days following the investor’s request. This feature enhances a security’s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to its principal amount. Termination of a put feature prior to its exercise could result in the forced holding of the longer-term security, which could experience substantially more price volatility and become illiquid.

• Variable and Floating Rate Certificates Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and may sometimes be created by dividing underlying tax-exempt fixed rate bonds into separate components. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Some variable or floating rate securities are structured with liquidity features such as put options or tender options, as well as auction rate features, remarketing provisions, or other maturity-shortening devices. The Internal Revenue Service has not issued a definitive ruling on the tax-exempt nature of certain floating rate certificates. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass-through of tax-exempt interest to investors.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds’ portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the retail or government money market funds, this could increase the possibility that the market value of the funds’ assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or—although it would not normally expect to do so—from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date and must segregate cash internally to meet that forward commitment. Municipal “forwards” typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the short-term, variable rate securities will typically be determined by an index or auction process held approximately every seven to 35 days while the long-term bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows, but they tend to be more volatile than other municipal securities of similar maturity and credit quality.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums, trade at deep discounts, or have limited liquidity. Residual interest bonds entail varying degrees of leverage, which could result in greater volatility and losses greater than investing directly in the underlying municipal bond.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds’ investment restrictions, the identification of the “issuer” of municipal securities that are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described previously, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR) by December 30, 2021. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. Any potential effects of the transition away from LIBOR on a fund, or on certain instruments in which a fund invests, are not known. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates. There remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the date on which the applicable LIBOR rates will no longer be published. Consensus around market standard replacement rates and fallback provisions for securities and other instruments invested in by the fund has not yet developed.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issued securities, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC, with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, will be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds’ net asset value than if the funds did not purchase them.

Real Estate Investment Trusts (REITs)

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his or her proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Partnerships

The funds may invest in securities issued by companies that are organized as publicly traded partnerships or master limited partnerships, as well as limited liability companies. These entities may be publicly traded on certain stock exchanges or markets and are generally operated under the supervision of one or more managing partners or members. Limited partners, unitholders, or members (such as a fund that invests in a partnership) are not usually involved in the day-to-day management of the company, but are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership structure itself and the specific industry or industries in which the partnership invests (e.g., real estate development, oil, or gas). State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be fewer legal protections afforded to investors in a partnership than to investors in a corporation. At times, partnerships may potentially offer relatively high yields compared with common stocks. Because partnerships are generally treated as “pass through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unitholders (except in the case of some publicly traded partnerships that may be taxed as corporations).

Restricted Securities

Certain restricted securities may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in current market conditions in seven calendar days or less without the sale significantly changing the market value of the security. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds’ Boards.

Notwithstanding the above, the funds may purchase securities that, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

Investments in Other Investment Companies

Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies that have elected to be treated as business development companies under the 1940 Act.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds trade on a stock exchange or in the OTC market and ETFs trade on a securities exchange, their shares may trade at a substantial premium or discount to the actual net asset value of its portfolio securities, and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies, such as business development companies, may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming an investment company security.

A Price Fund’s investments in non-T. Rowe Price-registered investment companies are subject to the limits that apply to such investments under the 1940 Act unless the fund invests in reliance on exemptive relief, which permits it to exceed the 1940 Act limits.

Affiliated Investment Companies The funds may also invest in certain Price Funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other Price Funds invest include high yield bonds, floating rate loans, inflation-linked securities, international bonds, emerging market bonds, and emerging market stocks. To ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

Hedge Funds Investments in unregistered hedge funds may be used to gain exposure to certain asset classes. Hedge funds are not subject to the same regulatory requirements as funds and other registered investment companies, and an investing fund may not be able to rely on the protections under the 1940 Act that are available to investors in registered investment companies.

There are often advance notice requirements and withdrawal windows that limit investors’ ability to readily redeem shares of a hedge fund. If a hedge fund were to engage in activity deemed inappropriate by a fund or pursue a different strategy than the fund was led to believe, the fund may not be able to withdraw its investment in a hedge fund promptly after a decision has been made to do so, causing the fund to incur a significant loss and adversely affect its total return.

Hedge funds are not required to provide periodic pricing or valuation information to investors, and such funds often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings and investment strategies are not as transparent to investors or typically as diversified as those of traditional funds; therefore, an investing fund is unable to look through to the hedge fund’s underlying investments in determining compliance with its own investment restrictions.

For the various reasons cited above, investments in a hedge fund are generally considered illiquid by an investing fund. Valuations of illiquid securities involve various judgments and consideration of factors that may be subjective, and there is a risk that inaccurate valuations of hedge fund positions could adversely affect the stated value of the fund. Fund investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the fund’s net assets, which, in turn, would affect amounts paid on redemptions of fund shares if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

DERIVATIVES

The funds may use derivatives whose characteristics are consistent with the funds’ investment programs. In the future, a fund may employ instruments and strategies that are not presently contemplated, but that may be subsequently developed, to the extent such investment methods are consistent with the fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

A derivative is a financial instrument that has a value based on—or “derived from”—the value of other assets, reference rates, or indexes. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indexes. The main types of derivatives are futures, options, forward contracts, and swaps. Derivatives are entered into or traded on the OTC market. Exchange-traded derivatives are traded via specialized derivatives exchanges, securities exchanges, or both. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract.

The funds may use derivatives for a variety of purposes and may use them to establish both long and short positions within the portfolio. Potential uses include, but are not limited to, the following: adjusting duration; managing or establishing exposure to interest rates, cash market securities, currency exchange rates, or credit quality; investing in broad segments of the market or certain asset classes with greater efficiency and at a lower cost than is possible through direct investment; enhancing income; improving risk-adjusted returns; expressing positive or negative views on a particular issuer, country, or currency; and managing cash flows into and out of a fund and maintaining liquidity while remaining invested in the market. The funds may use derivatives to take a short position in a currency, which allows a fund to sell a currency in excess of the value of its holdings denominated in that currency or to sell a currency even if it does not hold any assets denominated in the currency. The funds may also use derivatives to take short positions with respect to their exposure to a particular issuer, country, or market. For example, a fund could sell futures contracts on a particular index where the value of the futures contract exceeds the value of the bonds or stocks represented in the index that are held by the fund, or the fund could sell futures or enter into interest rate swaps with respect to a particular bond market without owning any bonds in that market.

Each fund may use derivatives for hedging and risk management purposes. Hedging is a strategy in which a derivative is used to offset or mitigate risks associated with other fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.

There can be no assurance that a fund’s hedging strategies will be effective. No fund is required to engage in hedging transactions. While derivatives may be used to help offset the risks of other positions and exposures within the portfolio, some funds may also use derivatives for speculative purposes, such as seeking to achieve gains or enhance returns, rather than offsetting the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes require payments in addition to the derivative’s original cost.

From time to time, a single order to purchase or sell derivatives (e.g., a futures contract or option thereon) may be made on behalf of a fund and other Price Funds and allocated by the manager across the various funds. Such aggregated orders would be allocated among the fund and the other Price Funds in a manner that is consistent with the allocation policy for the funds, which seeks to make such allocations in a fair and nondiscriminatory manner over time.

Risk Factors in Derivatives

Derivatives can be volatile, have lower overall liquidity, involve a higher risk of loss than other investment instruments, and involve significant risks, including:

• Correlation Risk Changes in the value of a derivative will not match the changes in the value of its reference asset or the portfolio holdings that are being hedged or of the particular market or security to which the fund seeks exposure.

• Counterparty Risks Certain OTC derivatives are subject to counterparty risk, whereas the risk of default for exchange-traded derivatives is assumed by the exchange’s clearinghouse and its member firms. Counterparty risk is the risk that a party to an OTC derivative contract may fail to perform or be legally unable to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, the failure of the counterparty to make required payments or comply with the terms of the contract, and other reasons affecting the counterparty, such as changes in law and imposition of currency controls. In the event of insolvency of the counterparty, a fund may be unable to liquidate, settle, or transfer a derivatives position. Because derivatives traded in OTC markets are not guaranteed by an exchange or, in most cases, a clearing corporation and may not, in some cases, require the counterparty to post margin to the fund to secure its obligations (although margin will generally be required), to the extent that a fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Price Funds attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the fund with a third-party guaranty or other credit enhancement or margin that is held at the custodian for the Price Funds (or at the futures commodity merchant for futures contracts).

• Credit Event Risks The counterparty in a derivative transaction may be unable to honor its financial obligation to a fund, or the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

• Currency Risks For certain types of currency-related derivatives, changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment and could cause losses on the investment.

• Hedging Risks A fund’s hedging techniques may not result in the anticipated results. When using derivatives for hedging and risk management purposes, losses on other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. There is also a risk of loss by a fund of margin deposits or collateral posted by the fund to the counterparty in the event of bankruptcy of a counterparty with which the fund has an open position. There can be no assurance that a fund’s hedging strategies will be effective.

• Leverage Risks Certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) involve the risk that relatively small market movements may result in large changes in the value of an investment. Certain derivatives and trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Illiquidity Risk Derivative positions may be (or become) difficult or impossible to exit at the time that the fund would like or at a price that the fund believes the derivative is currently worth.

• Index Risk If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative below the level that the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Regulatory Risk New regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). The funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

• Valuation Risk Derivatives that are not traded on an exchange may not have a widely agreed-upon valuation. In addition, some derivatives may be customized for the fund and may include complex features; thus, without comparable instruments to compare for pricing purposes, they may be difficult to value.

Options

Options are a type of potentially high-risk derivative. The funds may buy or sell listed options on securities, futures, swaps, and commodities, also known as exchange-traded options, as well as buy from or sell options to counterparties, including dealers, which are known as OTC options.

Writing Call Options A call option gives the holder (buyer) the right to purchase, and the writer (seller) the obligation to sell a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time prior to the expiration date (American style). Options may be settled physically, meaning that the writer or seller must deliver the referenced securities, currency, or commodities to the buyer in exchange for the exercise price, or options may be cash settled, which means that the writer or seller must deliver to the buyer cash equal to the difference between the referenced price level of the security, currency, or commodity and the exercise price. The funds are authorized to write covered call options on the securities or instruments in which they may invest. A covered call option is an option in which a fund, in return for a premium, gives another party a right to buy specified instruments owned by the fund at (or by) a specified future date and price set at the time of the contract. The principal reason for writing covered call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized by only owning the underlying asset. By writing covered call options, a fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a fund’s ability to sell the underlying security will be limited while the option is in effect unless the fund enters into a closing purchase transaction or the option is cash settled. A closing purchase transaction cancels out a fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Unlike owning securities, currencies or other commodities that are not subject to an option, the funds have no control over when they may be required to sell the underlying securities, currencies, or commodities, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option a fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, currency, or commodity during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A fund is also permitted to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the fund provided that at the time the call is written, the fund covers the call with an equivalent dollar value of deliverable securities or liquid assets. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each transaction, a fund will determine daily an amount of cash, liquid assets, or other suitable cover (such as owning an offsetting derivative position) as permitted by the SEC, equal to the market value of the options contract (less any related margin deposits) to cover the position. Such segregation will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a fund that can act as a partial hedge.

Uncovered calls have speculative characteristics and the potential for loss by the writer of the option is unlimited. When an uncovered call is exercised, a fund must purchase the underlying security or currency to meet its call obligation. There is also a risk, especially with respect to call options written on preferred and debt securities with lower overall liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a fund will lose the difference.

Index options are option contracts in which the underlying value is based on the value of a particular securities index. As the seller of an index call option, the fund receives a premium from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) by the expiration date of the option. If the purchaser does not exercise the option, the fund retains the premium. If the purchaser exercises the option, the fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the fund as the seller of the index call option. The fund can also repurchase the call option prior to the expiration date, thereby ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the fund.

The premium received represents the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange (NYSE), normally 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price, expiration date, or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

Writing Put Options A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy the underlying security, currency, or index at the exercise price during the option period (American style) or at the expiration of the option (European style). As long as the obligation of the writer (i.e., the fund) continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the fund to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

Each fund has authority to write put options on the types of securities or instruments that may be held by the fund. A fund will receive a premium for writing a put option, which increases the fund’s return.

A fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund’s portfolios at a price lower than the current market price of the security or currency. In such circumstances, the funds would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, because the fund does not own the specific securities or currencies which it may be required to purchase in exercise of the put, it cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds are also authorized to write (i.e., sell) uncovered put options on instruments in which they may invest but the fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A fund has the obligation to buy the securities or instruments at an agreed-upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a fund will segregate unencumbered liquid assets with a value at least equal to the fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss.

The premium received by the funds for writing put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The funds may purchase a put option on an underlying security or currency (a “protective put”) owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Purchasing Call Options The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds when seeking to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. As long as a fund holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds may engage in transactions involving dealer (OTC) options. Certain risks, including credit risk and counterparty risk, are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely primarily on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so could result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options could have less or no liquidity. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Under certain conditions, the funds may also be able to resell or assign a purchased dealer option to another dealer on substantially the same terms. Similarly, when the funds write a dealer option, unless they can assign the option to another dealer, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the dealers will consent to the closing transaction nor is it assured that the funds will realize a favorable price. Until a fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counterparty, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds.

The funds may consider OTC options to be liquid holdings; however, any OTC options that cannot be unwound, reassigned, or sold within seven days may be considered to be illiquid. The funds may treat the cover used for written OTC options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Special Risks Associated With Options There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on an exchange, may be absent for reasons that include the following: There may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

The funds may enter into futures contracts involving indexes, interest rates, commodities, currencies, and other reference assets (“futures” or “futures contracts”). Futures contracts are a type of potentially high-risk derivative. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures may involve substantial leverage risk.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC). Although techniques other than the sale and purchase of futures contracts could be used as an alternative to futures contracts, futures contracts are effective and relatively low cost.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (variation margin) to restore the margin account to the amount of the initial margin.

Subsequent payments (mark-to-market payments) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

The funds may invest in futures on indexes, such as stock and bond indexes. For example, a stock index assigns relative values to the common stocks included in the index and the index value fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that compose the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is required when settling the futures obligation, and no monetary amount is paid or received by a fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the fund. Any gain or loss is then realized by the fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction.

With respect to a futures contract that is settled with an exchange of cash payments, a fund will cover (and mark-to-market on a daily basis) with liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the variation margin of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the fund may cover its position in a long future by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. A position in a short future may be covered by purchasing a call option on the same futures contract with a strike price no higher than the futures contract. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a fund has entered into a contractual arrangement with a futures commission merchant or other counterparty to offset the fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

It is possible that hedging activities of funds investing in municipal securities will occur through the use of U.S. Treasury bond futures.

Special Risks of Transactions in Futures The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; and (e) the risk of loss in the event of bankruptcy of its futures commission merchant.

In addition, the funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer, and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow-customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

Options on Futures

Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of the NYSE, normally at 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices.

Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (e.g., the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared with either the futures contract upon which it is based or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared with the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, they may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the

CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds’ orders are placed and the time they are liquidated, offset, or exercised.

Swap Agreements

The funds may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments.

Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard bilateral swap transaction, two parties agree on the terms to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined index, currency, or other investment. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a particular security or basket of securities representing a particular index.

The funds may enter into swap agreements on either a bilateral basis or a cleared basis. In bilateral swap transactions, all aspects of an agreed trade are dealt with directly between the transacting parties and set forth in the agreements between the parties. Each party takes on the risk, known as counterparty risk, that the other party may default at some time during the life of the contract. Collateral for bilateral agreements is exchanged but subject to negotiations between the counterparties. With centralized clearing, the original buyer and seller of a contract are no longer counterparties to each other. The central clearinghouse becomes the buyer to every seller and the seller to every buyer. These trades require daily settlements of margin to act as collateral to mitigate counterparty risk.

For centrally cleared swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable; however, for bilateral OTC swaps, the funds will maintain sufficient liquid assets to meet the swap’s confirmed settlement method (i.e., physical settlement or cash settlement). For cash settled swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable. For long physically settled swap positions, the funds will generally maintain sufficient liquid assets to cover future payment obligations; however, for short physically settled contracts, the funds will maintain sufficient liquid assets to cover the notional amount. For example; when trading credit default swaps, a fund will maintain sufficient coverage for the full notional amount of the credit default swap when it sells credit default swap protection; however, when buying credit default swap protection, the fund will maintain sufficient liquid assets to satisfy its aggregate future payment obligations. The fund may net swap positions for purposes of asset coverage if the long and short positions have the same expiration date, reference obligation, and counterparty. The fund will net its obligations using notional amounts and will cover the net position with sufficient liquid assets.

The funds may also enter into options on swap agreements (swaptions) on the types of swaps listed above as well as swap forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually in three to six months.

Special Risks of Swaps The use of swap agreements by the funds entails certain risks. Whether a swap agreement will be successful will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or other investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

A fund will generally incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Swap agreements also bear the risk that a fund will not be able to meet it payment obligations to the counterparty. However, the funds will segregate liquid assets (as required by the SEC) in an amount equal to or greater than the market value of the fund’s liabilities under the swap agreement or the amount it would cost the fund initially to make an equivalent direct investment plus or minus any amount the fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the fund’s abilities to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps, Caps, and Floors In order to hedge the value of a fund’s portfolio against interest rate fluctuations or to enhance a fund’s income, a fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a fund may also invest in interest rate swaps to enhance income or to increase the fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). In an interest rate swap, a fund may exchange with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one-week and one-year interest rates, but would preclude it from taking full advantage of rising interest rates.

A fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payment streams). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be maintained pursuant to SEC and SEC staff positions.

Typically the parties with which a fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain classes of interest rate swaps are required to be cleared by Derivatives Clearing Organizations registered with the CFTC.

If there is a default by the counterparty to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors, however, have lower overall liquidity than swaps. Certain federal income tax requirements may limit a fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments Certain funds may enter into credit default swap agreements and similar agreements, and may also buy other credit-linked derivatives. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a fund.

A fund may be either the buyer or seller in a credit default swap transaction. If a fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. There may also be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When a fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Total Return Swap Agreements Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund thereunder. Swap agreements also bear the risk that the fund will not be able to meet its obligation to the counterparty. Generally, the fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions. If the total return swap transaction is entered into on other than a net basis, the full amount of the fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be segregated by the fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the fund initially to make an equivalent direct investment, plus or minus any amount the fund is obligated to pay or is to receive under the total return swap agreement.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Currency Derivatives

Currency derivatives are a type of potentially high-risk derivative. The funds may use currency derivatives for a variety of purposes, such as, but not limited to, settling trades in a foreign currency, attempting to protect a fund’s holdings from unfavorable changes in currency exchange rates, and various currency hedging techniques (e.g., gaining exposure to a currency expected to appreciate in value versus other currencies).

Foreign Exchange Transactions A fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies, and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar-denominated securities owned by a fund, sold by a fund but not yet delivered, or committed or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the fund may also sell a call option that, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by a fund are considered to constitute hedging transactions. Certain funds have a fundamental investment restriction that restricts currency option strategies.

Forward Foreign Exchange Transactions Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position or, with respect to certain funds, to seek to enhance returns. A fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the fund has received or anticipates receiving a dividend or distribution. A fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the fund is denominated or by purchasing a currency in which the fund anticipates acquiring a portfolio position in the near future. A fund may also hedge portfolio positions through other types of currency derivatives. A fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaged in proxy hedging. A fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or to which the fund expects to have portfolio exposure. For example, a fund may hold both Canadian government bonds and Japanese government bonds, and T. Rowe Price may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar. Forward foreign exchange transactions involve substantial currency risk and also involve credit and illiquidity risk. A fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).

Some of the forward foreign currency contracts entered into by the funds are classified as non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed-upon exchange rate and the spot rate at the time of settlement, for an agreed-upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures A fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options A fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk and may also involve credit, leverage, or illiquidity risk.

Currency Swaps In order to protect against currency fluctuations, a fund may enter into currency swaps. A fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the fund’s shares, the net asset value of the fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the fund’s hedging strategies will be ineffective. To the extent that a fund hedges against anticipated currency movements that do not occur, the fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.

Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the fund of any profit potential or force the fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the fund.

It may not be possible for a fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period, and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Rights and Warrants

Rights and warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Rights and warrants differ from call options in that they are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Regulation of and Limitations on Derivatives

In accordance with the 1940 Act and various SEC and SEC staff interpretive positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a derivative agreement contractually requires a fund to settle in cash, the fund will determine its daily obligation to the counterparty and will maintain sufficient liquid assets to cover that obligation. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The CFTC’s rules limit the ability of a fund to use commodity futures and options contracts, CFTC-regulated swaps and certain other derivatives (CFTC Derivatives) if its investment adviser does not register with the CFTC as a commodity pool operator (CPO) with respect to the fund. The Price Funds currently intend to normally execute their investment programs within the limits and exclusions prescribed by the CFTC’s rules by limiting their direct investments in CFTC Derivatives to the extent necessary for T. Rowe Price to claim exclusion from obligations of a registered CPO with respect to the Price Funds pursuant to CFTC Rule 4.5. To comply with the exclusion in accordance with Rule 4.5, each Price Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (1) the aggregate initial margin deposits and premium required to establish positions in CFTC Derivatives do not exceed 5% of the liquidation value of such fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or (2) the aggregate net notional value of such fund’s positions in CFTC Derivatives does not exceed 100% of the liquidation value of such Price Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such positions.

T. Rowe Price is currently registered with the CFTC as a CPO and a commodity trading advisor (CTA). T. Rowe Price and its affiliates are exempt from the obligations of a registered CTA with respect to the Price Funds pursuant to CFTC Rule 4.14(a)(8). While T. Rowe Price continues to rely on the Rule 4.5 exclusion with respect to the Price Funds, this may change in the future in the event one of the Price Funds engages in transactions that make Rule 4.5 no longer available for such fund. Compliance with additional CFTC regulatory requirements may increase the applicable fund’s expenses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, swap dealers are required to post and collect variation margin (composed of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased in through at least 2022. In addition, regulations adopted by regulators that began to take effect in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a fund, to terminate such contracts, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

Federal Tax Treatment of Certain Derivatives

The funds may enter into certain derivative contracts, such as options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange, but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though the funds may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred; rather, the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, swaps, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement. The funds may also enter into swaps referencing commodities, commodity indices, or commodity exchange-traded funds. The income or gains from such commodity swaps may not be qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date. The funds may also enter into short sales of securities directly or through the use of options. Any gains or losses from short sales are typically treated as short-term capital gains or losses, as the case may be. As a result, a fund’s ordinary dividends subject to ordinary income tax rates may be increased or decreased by such gains or losses.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

PORTFOLIO MANAGEMENT PRACTICES

Environmental, Social, and Governance Factors

Price Associates integrates pecuniary environmental, social, and governance (ESG) factors into its investment research processes for certain funds, with a focus on the ESG factors considered most likely to have a material impact on the performance of the holdings in a fund’s portfolio. The funds’ analysts and portfolio managers have primary responsibility for integrating ESG considerations into investment decisions and are supported by a team of dedicated in-house ESG specialists. The ESG specialists have developed a proprietary research tool to establish a comprehensive process for evaluating ESG factors across investments, including a model that systematically and proactively screens and evaluates the responsible investing profile of a company using multiple data sets from internal sources, company reports, and select third party providers. The evaluation of ESG factors is highly dependent on the country, industry, company, and management of the investment being analyzed. As a result, the particular factors considered with each investment in the research process will vary, but may include the following:

• Long-term environmental considerations, such as regulation and the availability and costs of raw materials, water, energy;

• A company’s incentive structure and how closely aligned it is with stated corporate strategy;

• Supply chain risks, work stoppages, and labor controversies;

• The quality and diversity of a company’s Board;

• The current and potential regulatory environment, particularly with respect to highly regulated industries or controversial situations; and

• The relative quality of a company’s disclosures, its degree of focus on investors’ interests, and its philosophy regarding stakeholder communications and engagement.

ESG considerations are embedded through various stages of Price Associates’ investment processes and across Price Associates’ research platforms, and senior management is responsible for overall oversight of ESG integration.

Lending of Portfolio Securities

Securities loans may be made by the funds to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds’ investment programs. The collateral, in turn, is invested in short-term securities, including shares of a T. Rowe Price internal money market fund or short-term bond fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program, and the agent receives a reasonable fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The Price Funds are parties to an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex to help the funds meet short-term redemptions and liquidity needs. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of the Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) that the funds’ investment guidelines would allow them to purchase directly; (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing their rights. To the extent required by the 1940 Act, the funds will only enter into repurchase agreements that are fully collateralized, as defined by the 1940 Act.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds. (See “Investment Restrictions.”)

Cash Reserves

The funds may invest their cash reserves in one or more money market funds or short-term bond funds established for the exclusive use of the T. Rowe Price family of funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation and used for cash reserves management: the T. Rowe Price Government Reserve Fund and the T. Rowe Price Treasury Reserve Fund. In addition, two such short-term bond funds may be used for cash reserves management: the T. Rowe Price Short-Term Government Fund and the T. Rowe Price Short-Term Fund. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. Each of the four funds is a series of the T. Rowe Price Reserve Investment Funds, Inc. These funds were created and operate under an exemptive order issued by the SEC. Additional money market funds or short-term bond funds may be created in the future.

The Government Reserve Fund and Treasury Reserve Fund comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The Short-Term Government Fund and Short-Term Fund are short-term bond funds and are not regulated under Rule 2a-7 and do not use amortized cost in an effort to maintain a stable $1.00 share price. The Treasury Reserve Fund and Government Reserve Fund operate as government money market funds in accordance with Rule 2a-7.

The Government Reserve Fund, Short-Term Fund, Short-Term Government Fund, and Treasury Reserve Fund (TRP Cash Reserve Funds) provide an efficient means of managing the cash reserves of the Price Funds and investing collateral received by a fund in connection with securities lending activities. While none of the TRP Cash Reserve Funds pays an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Cash Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios. The Price Funds will only invest in the TRP Cash Reserve Funds to the extent consistent with their investment objectives and programs.

None of the funds are insured or guaranteed by the FDIC or any other government agency. Although the Government Reserve Fund and Treasury Reserve Fund seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

Liquidity Risk Management Rule

Rule 22e-4 under the 1940 Act requires, among other things, open-end funds (other than money market funds), such as the Price Funds, to adopt a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Such funds are also required to provide additional disclosures about a fund’s redemptions and liquidity risk. As required by the rule, the Price Funds implemented a liquidity risk management program (the “Liquidity Program”), pursuant to which each investment has been classified as “highly liquid,” “moderately liquid,” “less liquid,” or “illiquid” investment. The Board of each fund, including a majority of the independent directors, has appointed T. Rowe Price as the administrator of the Liquidity Program.

INVESTMENT RESTRICTIONS

Each Price Fund’s fundamental and operating policies are included below, although each Price Fund’s investments may be subject to further restrictions and operating policies described in its prospectus. Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Boards without shareholder approval. Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or this SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the funds’ total assets will include investments made with cash received by the funds as collateral for securities loaned.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(1) Borrowing The funds may not borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. This limitation applies at the time of the transaction and continues to the extent required by the Investment Company Act of 1940.

(2) Commodities The funds may not purchase or sell commodities, except to the extent permitted by applicable law.

(3) (a) Industry Concentration (All Funds Except QM U.S. Bond ETF) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

(b) Industry Concentration (QM U.S. Bond ETF) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its net assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(4) Loans Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(5) Percent Limit on Assets Invested in Any One Issuer The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies.

(6) Percent Limit on Share Ownership of Any One Issuer The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies).

(7) Real Estate The funds may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8) Senior Securities The funds may not issue senior securities except in compliance with the 1940 Act.

(9) Underwriting The funds may not underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (1) on borrowing, any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other funds in the Price Complex, or other persons to the extent permitted by applicable law.

With respect to investment restrictions (1) on borrowing and (8) on senior securities, under the 1940 Act, open-end investment companies (such as the Price Funds) can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the investment company must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. Any borrowings by a Price Fund from a bank and transactions by a Price Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the SEC or the SEC staff. In addition, any transactions involving reverse repurchase agreements will be covered in accordance with the 1940 Act and applicable SEC guidance. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

With respect to investment restriction (2) on commodities, the funds do not consider currency contracts or hybrid investments to be commodities. With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

With respect to investment restriction (3) on industry concentration, U.S., state, or local governments, or related agencies or instrumentalities are not considered an industry. Bonds that are refunded with escrowed U.S. government securities are not subject to the 25% limitation. Furthermore, each fund will define industries according to any one or more widely recognized third-party providers and/or as defined by the investment adviser. The policy also will be interpreted to give broad authority to each fund as to how to classify issuers within or among industries.

All Funds Except QM U.S. Bond ETF with respect to restriction (4) on loans, the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

With respect to investment restrictions (5) and (6) on diversification, the funds will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

Operating Policies

As a matter of operating policy, the funds may not:

(1) Borrowing Transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33⅓% of its total assets.

(2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control.

(3) Illiquid Investment Acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in such investments.

(4) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds (ii) securities of other Price Funds (iii) in the case of the Money Market Funds, only securities of other money market funds; or (iv) otherwise consistent with the 1940 Act.

(5) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments.

(6) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the funds’ total assets at the time of borrowing or investment.

(7) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs.

(8) Short Sales Effect short sales of securities.

(9) Warrants Invest in warrants if, as a result, more than 10% of the value of the fund’s net assets would be invested in warrants.

(10) (a) Mortgage-Backed Securities (Total Return ETF only) Invest in privately issued mortgage-backed securities if, as a result, more than 25% of the fund’s total assets would be invested in such instruments;

 (b) Stripped Mortgage Securities (Ultra Short-Term Bond ETF only) Invest in stripped mortgage securities if, as a result, more than 10% of its total assets would be invested in such instruments.

(11) Equity Securities (Total Return ETF only) Under normal conditions, directly purchase common stocks; however, the fund may occasionally hold shares of common stock that were received through a reorganization, restructuring, exercise, exchange, conversion, or similar action. Any shares of common stock that are received through a reorganization, restructuring, exercise, exchange, conversion, or similar action will be sold within a reasonable timeframe taking into consideration market conditions and any legal restrictions.

(12) Convertible Securities and Warrants (Total Return ETF only) Invest in preferred stocks and securities that are convertible into, or that carry warrants for, common stocks or other equity securities if, as a result, more than 10% of the fund’s total assets would be invested in such securities.

(13) (a) Currency Derivatives (Total Return ETF only) Commit more than 20% of its total assets to any combination of currency derivatives;

 (b) Currency Derivatives (Ultra Short-Term Bond ETF only) Commit more than 10% of its total assets to any combination of currency derivatives.

(14) Non-U.S. Dollar Denominated Securities (Ultra Short-Term Bond ETF only) Invest in non-U.S. dollar-denominated foreign debt instruments if, as a result, more than 10% of the fund’s total assets (excluding reserves) would be invested in such instruments.

(15) Loans Make loans to T. Rowe Price and its affiliates.

NOTES

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

For purposes of operating policy (3), an illiquid investment is an investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

For purposes of operating policy (5), margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase.

Notwithstanding anything in the previously listed fundamental restrictions and operating policies to the contrary, the QM U.S. Bond ETF may invest all of their assets in a single investment company or a series thereof in connection with a “master-feeder” arrangement. Such an investment would be made where the funds (a “Feeder”), and one or more other funds with the same investment objective and program as the funds sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the “Master”). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

Foreign Investments

In addition to the fundamental restrictions and operating policies previously described, some foreign countries limit, or prohibit all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies and may be subject to the limitation that no more than 10% of the value of the fund’s total assets may be invested in such securities.

PORTFOLIO TURNOVER

The funds had not yet commenced operations as of the date of this SAI. Accordingly, information on the funds’ portfolio turnover rates is not available as of the date of this SAI.

CUSTODIAN AND FUND ACCOUNTING

State Street is the custodian for the funds’ securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in foreign purchased outside the United States are maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. Portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of State Street Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. State Street Bank’s main office is at One Lincoln Street, Boston, Massachusetts 02111.

T. Rowe Price and State Street Bank, subject to the oversight of T. Rowe Price, each provide certain fund accounting services to the Price Funds.

CODE OF ETHICS

The funds; their investment adviser and investment subadviser, if applicable (T. Rowe Price, T. Rowe Price International, Price Hong Kong, Price Japan, or Price Singapore); and their principal underwriter (T. Rowe Price Investment Services) have adopted a written Code of Ethics and Conduct pursuant to Rule 17j-1 under the 1940 Act, which requires persons with access to investment information (Access Persons) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of the date of becoming an Access Person. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Daily Disclosure On each business day, before commencement of trading in shares on the national securities exchange (as defined by Section 2(a)(26) of the 1940 Act) where its shares are primarily traded, each fund will disclose on its website the identities and quantities of each fund’s portfolio holdings. At the same time, each fund also expects to make available through the facilities of the NSCC a portfolio composition file, which also reflects the identities and quantities of the fund’s portfolio holdings.

Periodic Disclosure Each Price Fund’s complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal midpoint are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and transmitted to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. The Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Under certain conditions, the shareholder reports and Form N-PORT may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year.

In addition, most Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter-end. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. The calendar quarter-end portfolio holdings will remain on the website for one year. In addition, most Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months.

Policies and Procedures The funds’ Boards have adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and the disclosure of portfolio commentary and statistical information about the funds’ portfolios and their securities. In addition, T. Rowe Price has adopted and implemented policies and procedures reasonably designed to ensure compliance with the policies governing the disclosure of portfolio holdings, including the requirement to first confirm that an appropriate nondisclosure agreement has been obtained from each recipient of nonpublic holdings. The policies relating to the general manner in which the funds’ portfolio holdings are disclosed, including the frequency with which portfolio holdings are disclosed and the length of time required between the effective date of the holdings information and the date on which the information is disclosed, are set forth in each fund’s prospectus. In addition, portfolio holdings with respect to periods prior to the most recent quarter-end may be disclosed upon request, subject to the sole discretion of T. Rowe Price.

In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income, and/or international steering committees of the funds’ investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the Price Funds. Each steering committee comprises senior investment management personnel of T. Rowe Price, T. Rowe Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Each committee as a whole determines the funds’ policy on the disclosure of portfolio holdings and related information. The funds’ Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures.

From time to time, officers of the funds, the funds’ investment adviser (and investment subadviser, if applicable) or the funds’ distributor (collectively, “TRP”) may express their views orally or in writing on one or more of the funds’ portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press; shareholders in the funds; persons considering investing in the funds; or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers; and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds’ most recent quarter-end and therefore may not be reflected on the list of the funds’ most recent quarter-end portfolio holdings disclosed on the website.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may also discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.

Additionally, TRP may provide oral or written information (portfolio commentary) about the funds, including, but not limited to, how the funds’ investments are divided among various sectors, industries, and countries; value and growth stocks; and small-, mid-, and large-cap stocks and among stocks, bonds, currencies, and cash; types of bonds; bond maturities; bond coupons; and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. TRP may also provide oral or written information (statistical information) about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds’ most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press; shareholders in the funds; persons considering investing in the funds; or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers; and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of TRP, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

TRP also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Complete portfolio holdings are disclosed to the funds’ custodians, accounting vendors, and auditors. Portfolio holdings are disclosed to the funds’ pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds’ investment advisers and investment subadvisers may use analytical systems provided by third parties who may have access to the funds’ portfolio holdings. Insurance companies that offer shares of the certain Price Funds through variable annuity or variable life insurance contracts receive complete portfolio holdings of applicable Price Funds in order for these companies to comply with certain SEC rules. In all of these situations, the funds or TRP have entered into an agreement with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. TRP relies on these nondisclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.” The policies and procedures adopted by the funds’ Boards require that any additions to the list of “Fund Service Providers” be approved by specified officers at TRP. Third parties that have a legitimate business purpose in receiving such information and have a nondisclosure agreement in place, include, but are not limited to, fund analysts and rating and ranking organizations; banks or other third parties providing financing to a fund; certain platform providers; investment management trade associations; subadvisor clients; custodian and securities lending agents; bank debt-related service providers; or liquidity analytic providers. Authorized Participants may obtain information regarding the securities that the Fund is willing to accept for a creation, and the securities that it is willing to provide on a redemption. When they do so, under the Participant Agreement, they must treat the information as material non-public information subject to their own codes of ethics. Similarly, brokers and dealers may obtain information on the Fund’s portfolio holdings in connection with the execution and settlement of purchases and sales for the Fund’s portfolio, as may be necessary to conduct business in the ordinary course.

In certain limited situations, the funds may provide nonpublic portfolio holdings when T. Rowe Price believes that such disclosure will not be harmful to the fund. Examples include providing holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from one of the Price Funds and in connection with trial agreements with risk analytics vendors, data providers, and other service providers in order to fully evaluate the value of their services. In these situations, T. Rowe Price makes it clear through nondisclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind or to allow T. Rowe Price to evaluate the services to be provided and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities.

Fund Service Providers

Service Provider	Service
Adobe	Systems Vendor
Algorithmics	Systems Vendor
Barclays	Fixed Income Analytics
Bloomberg	Pricing and Data Vendor
Bloomberg BVAL	Pricing Vendor
Bloomberg Port	Fixed Income Analytics
BNY Mellon	Fund Accounting and Middle Office
Broadridge	Printing and Mailing Vendor
Broadridge Systems	Systems Vendor
Cassini Systems Inc.	Systems Vendor
Charles River	Systems Vendor
DG3	Typesetting Vendor
Donnelley Financial Solutions	Printing and Mailing Vendor
DST Systems	Systems Vendor
DTCC Derivatives Repository Ltd.	Systems Vendor
eVestment Alliance	Systems Vendor
FactSet	Systems Vendor
FTSE Fixed Income LLC	Fixed Income Analytics
FX Transparency	FX Analytics
Global Relay	Records Management Vendor
ICE Data Services	Pricing and Systems Vendor
IHS Markit	Pricing and Data Vendor
ISS	Proxy and Systems Vendor
Intercontinental Exchange, Inc.	Fixed Income Analytics
Investor Tools, Inc.	Fixed Income Analytics
Iron Mountain	Records Management Vendor

Service Provider	Service
JPMorgan	Custodian and Securities Lending Agent
KPMG	Audit and Tax Services
Lend Amend	Bank Debt Amendment Data Provider and Service
Linedata	Fund Accounting Oversight Platform Vendor
Lionbridge	Translation Vendor
London Stock Exchange Group	Transaction Reporting Vendor
Markit WSO Corporation	Bank Debt Reconciliation, Pricing, and Systems Vendor
MBI Solutions, LLC	Systems Vendor
Moody’s Analytics	Systems Vendor
MSCI	Investment Risk and Liquidity Analytics Provider
Omgeo LLC	Systems Vendor
Portware, LLC	Systems Vendor
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
RR Donnelley	Systems, Printing, and Mailing Vendor
Refinitiv	Pricing Vendor
SDL	Translation Vendor
Serena	Systems Vendor
SmartStream Technologies	Systems Vendor
Solvency Analytics AG	Systems Vendor
SS&C Technologies Holdings	Systems Vendor
State Street Corporation	Custodian and Securities Lending Agent
Style Research	Systems Vendor
Sybase Inc.	Systems Vendor
Thebigword	Translation Vendor
Toppan Merrill	Printing and Mailing Vendor
Veritas	Records Management Vendor
Veritext Global	Transcription Vendor
WCI Consulting	Systems Vendor
PRICING OF SECURITIES

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

Debt securities are generally traded in the OTC market and are valued at prices furnished by independent pricing services or by broker-dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Exchange-traded options on futures contracts are valued at the closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an independent pricing provider. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open.

Price Funds Investing in Other Price Funds

Investments in the underlying Price Funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Price Funds Investing in Hedge Funds

A fund relies primarily on the limited pricing and valuation information provided by the hedge fund managers in order to value its hedge fund investments. The funds attempt, to the extent they are able to do so, to review the valuation methodology utilized by a hedge fund to gauge whether its principles of fair value are consistent with those used by the funds for valuing their own investments. A fund will seek as much information as possible from the hedge fund in order to value its investment and determine the fair value of its interest in the hedge fund based on all relevant circumstances. This may include the most recent estimated net asset value and estimated returns reported by the hedge fund, as well as accrued management fees and any other relevant information available at the time the fund values its assets.

All Price Funds

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The Valuation Committee is an internal committee that has been delegated certain responsibilities by the funds’ Board to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. The Price Funds rely on various sources to calculate their net asset values. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by fund accounting providers, pricing sources, technological issues, or otherwise.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares in Creation Units is equal to the funds’ NAV per share or share price. The funds determine their NAV per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV per share of the funds is calculated as of the close of regular trading on the NYSE, normally 4 p.m. ET, every day the NYSE is open for trading. However, the NAV may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Determination of NAV (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets; or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions on shares are distributed on a pro-rata basis to beneficial owners of the shares. Beneficial owners are owners of beneficial interests in fund shares. Dividend payments are made through the Depository Trust Company (DTC) Participants and Indirect Participants to beneficial owners then of record with proceeds received from each fund.

Dividend Reinvestment Service The funds do not provide a reinvestment service. Financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their financial intermediary for further information regarding any dividend reinvestment service offered.

PURCHASE AND REDEMPTION OF CREATION UNITS

General

The Corporation offers, issues, and sells shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day, and the following disclosure pertains to each fund in this SAI. A “Business Day” is generally any day on which NYSE is open for business. . The Corporation reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV.

The number of shares of a fund that constitute a Creation Unit for such fund is set forth in the fund’s prospectus. In its discretion, the Corporation reserves the right to increase or decrease the number of shares that constitutes a Creation Unit for a fund. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A fund will normally only issue Creation Units to, or redeem Creation Units from, an Authorized Participant, which is a member or participant of a clearing agency registered with the SEC, which has executed a written agreement with the fund or Distributor that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (Participant Agreement). An Authorized Participant generally is either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (NSCC), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Federal Reserve Book Entry System and/or DTC. At any given time, there may be only a limited number of Authorized Participants. A list of the fund’s Authorized Participants is available from the Distributor. Additional information about book entry and DTC as securities depository is in the “Book Entry Only System” section.

Investors who are not Authorized Participants may make appropriate arrangements with an Authorized Participant to submit orders to purchase or redeem Creation Units of a fund. Pursuant to the terms of its Participant Agreement, an Authorized Participant will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component (defined below), together with the transaction fees described below. Investors seeking to transact in Creation Units through their broker should be aware that their particular broker may not be an Authorized Participant and that, therefore, orders to purchase or redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

The fund relies on exemptive relief from the affiliated transaction provisions of the Investment Company Act to permit persons, who are affiliated with the fund solely by virtue of owning more than 5% of the fund’s (or affiliated fund’s) shares (and their affiliates), to purchase and redeem fund shares in kind (i.e., in exchange for a basket of securities).

Purchases (Creations)

Portfolio Deposit The consideration for purchase (or “creation”) of a Creation Unit of a fund generally consists of an in-kind deposit of specified instruments (Deposit Securities), a “Cash Component” (as defined below), plus any applicable transaction fee to offset the costs incurred by the fund in connection with the creation (see “Creation and Redemption Transaction Fees” below). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.

Because there is normally a difference between the aggregate NAV of a Creation Unit and the aggregate market value of the Deposit Securities to be exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (the “Cash Component”). The Cash Component is sometimes called the “Balancing Amount. Payment of any stamp duty or other similar fees, taxes, and expenses payable upon transfer of beneficial ownership of the Deposit Securities is the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Each Business Day, before the open of trading on the listing exchange, the fund will cause to be published through the NSCC the names and quantities of the instruments composing the fund’s portfolio holdings. At the same time, the fund expects to cause to be published through the NSCC the names and quantities of the Deposit Securities and the Cash Component for that day (i.e., the Portfolio Deposit). The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the fund’s portfolio, as rebalancing adjustments and corporate action events are reflected, and when Custom Baskets (defined below) are used.

Cash Creations A fund that normally issues Creation Units in exchange for a Portfolio Deposit may require purchases to be made entirely or in part on a cash basis. If a fund permits or requires partial or all-cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases; and the Authorized Participant must pay the same Cash Component required to be paid by an in-kind purchaser, plus the “Deposit Amount” (i.e., the cash equivalent of the missing Deposit Securities).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase the desired Deposit Securities will be incurred by the fund. Therefore, the fund may require Authorized Participants to pay higher transaction fees to offset brokerage and other costs associated cash purchases (see “Creation and Redemption Transaction Fees” below).

Placing Creation Orders

Procedures for Creation of Creation Units The fund will issue shares in Creation Units at the NAV next determined after an irrevocable order in proper form is received.

For an order to be in proper form, it must be submitted on and for a Business Day prior to the time of the fund’s calculation of NAV, which is normally 4 p.m. ET (Order Cut-Off Time) on such Business Day (Transmittal Date) pursuant to procedures set forth in the Participant Agreement, as amended from time to time. On days when the New York Stock Exchange (“NYSE”), the fund’s listing exchange or the bond markets close earlier than normal, the Order Cut-Off Time may be earlier in the day. Custom Orders (as defined below) must be received at least two hours prior to the regular Order Cut-Off Time.

Orders must be transmitted by an Authorized Participant by telephone, online portal, or other transmission method acceptable to the Transfer Agent and the Distributor. An Authorized Participant may transfer the Deposit Securities and through the Clearing Process and/or DTC and may transfer any Deposit Amount, Cash Component and/or Transaction Fee through DTC or the Federal Reserve Wire, subject to the procedures set forth in the Participant Agreement. Fund Shares will be settled through the DTC system. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an Authorized Participant.

Orders that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the fund may invest are closed may not be accepted or may be charged the maximum transaction fee (see “Creation and Redemption Transaction Fees” below).

Acceptance of Creation Orders All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by the fund, and such fund’s determination shall be final and binding.

The Corporation reserves the absolute right to reject or revoke acceptance of a creation order if: (i) the order is not in proper form; (ii) the investor(s) (including Authorized Participant, any beneficial owners, or group of related beneficial owners), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of that fund; (iii) the Deposit Securities or Deposit Cash, as applicable, delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Corporation or the Adviser have an adverse effect on the Corporation or the rights of beneficial owners; or (vii) there exist circumstances outside the control of the Corporation that make it impossible to process creation orders for all practical purposes. The Distributor or Transfer Agent may notify a prospective purchaser of a Creation Unit (and/or the Authorized Participant acting on its behalf) of the rejection of such creation order. However, neither the Corporation, the fund, Custodian, any sub-custodian, Transfer Agent or Distributor are under a duty to do so; and none of them shall incur any liability for the failure to give any such notification.

Once the fund has accepted a creation order, the Distributor will normally transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Issuance of a Creation Unit

Except as provided below, a Creation Unit will not be issued until the transfer of good title to the fund of Portfolio Deposit (be it a Deposit Amount, or the Deposit Securities and Cash Component) has been completed.

Notwithstanding the foregoing, the fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s deposit and maintenance of cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) up to 115% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received in proper form on the Transmittal Date, provided that (i) such order is otherwise in proper form and (ii) the cash collateral is delivered no later than 2:00 p.m. ET on the contractual settlement date for the Creation Unit. The Corporation may use such cash collateral at any time to buy missing Deposit Securities for the fund, and the Authorized Participant agrees to accept liability for any shortfall between the cost to the Corporation of purchasing such Deposit Securities and the value of the cash collateral. In addition, the cash collateral may be invested by the Corporation in its sole discretion at any time at the risk of the Authorized Participant, and any income received from such investment will be credited to the Authorized Participant.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the fund reserves the right to settle these transactions on a net basis or, as an alternative in its sole discretion, require and accept a representation from the Authorized Participant that the creation and redemption transactions are for separate beneficial owners.

Creation and Redemption Transaction Fees

The fund may recoup the costs it incurs in connection with creation and redemption transactions by imposing a transaction fee on, respectively, purchasers and redeemers of Creation Units (Transaction Fee). The Transaction Fee for the creation or redemption of Creation Units on a given Business Day will normally be the same, regardless of the number of Creation Units created or redeemed on that Business Day. The Transaction Fee for each fund is stated below. The

Corporation reserves the right to adjust any Transaction Fee upon reasonable advance notice to the Authorized Participants.

Fund	Creation Transaction Fee		Redemption Transaction Fee
	Standard Fee	Variable Fee	Standard Fee	Variable Fee
QM U.S. Bond ETF	TBD	TBD	TBD	TBD
Total Return ETF	TBD	TBD	TBD	TBD
Ultra Short-Term Bond ETF	TBD	TBD	TBD	TBD

As show above, the Adviser may charge a variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent which may be used to fluctuate the applicable Transaction Fee, including in the event that the fund permits Authorized Participants to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Any cash-in-lieu fees will be negotiated between the Corporation and the Authorized Participant and may be different for any given order, Business Day or Authorized Participant. From time to time, the Adviser, in its sole discretion, may waive Authorized Participants for all or a portion of the creation or redemption transaction fees.

To the extent that the fund may need to convert cash received in a creation order into a foreign currency, at the applicable exchange rate and subject to the applicable spread, prior to purchasing investments for the portfolio denominated in foreign currencies, the Creation Unit purchaser will bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the fund converts such cash received into foreign investments. Similarly, to the extent that the fund may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars for a redemption order, at the applicable exchange rate and subject to the applicable spread, the Creation Unit redeemer will bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the fund converts such cash received into foreign investments.

Redemptions

Fund Securities A fund will not redeem shares in amounts less than a Creation Unit. Beneficial owners of shares may sell their shares in the secondary market, but they must accumulate enough shares to constitute a Creation Unit to redeem those shares with a fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Corporation reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities. Fund Securities may be different from Deposit Securities.

The redemption proceeds for a Creation Unit generally consist of specified instruments in the fund’s portfolio (Fund Securities), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) representing an amount equal to the difference between the aggregate NAV of the Creation Unit(s) being redeemed and the total aggregate market value of the Fund Securities, plus any applicable transaction fees to offset the costs incurred by the fund in connection with the redemption (see “Creation and Redemption Transaction Fees” above). The Cash Redemption Amount is calculated in the same manner as the Cash Component. Together, the Fund Securities and the Cash Redemption Amount are the “Redemption Basket.”

The redeeming Authorized Participant, or client on whose behalf the Authorized Participant is acting, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction where Fund Securities are customarily traded and will be delivered. If such arrangements are not in place and neither the Authorized Participant nor the investor can take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is otherwise not possible to effect deliveries of Fund Securities in such jurisdiction, the Corporation may redeem shares in cash. Further, redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that it cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering such Fund Security under such laws.

Each fund, through the NSCC, expects to make available on each Business Day, prior to the opening of business on the fund’s listing exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. A

Fund’s Fund Securities may differ from its Deposit Securities on any given day. Further, the identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the fund’s portfolio, as rebalancing adjustments and corporate action events are reflected, and when Custom Baskets (defined below) are used.

Cash Redemptions A fund that normally redeems Creation Units in exchange for a Redemption Basket may permit or require redemptions to be made entirely or in part on a cash basis. If a fund permits or requires partial or full all-cash redemptions, such purchases shall be effected in essentially the same manner as in-kind redemptions; and the Authorized Participant must pay the same Cash Redemption Amount required to be paid by an in-kind purchaser, plus the “Redemption Amount” (i.e., the cash equivalent of the missing Fund Securities.

Trading costs, operational processing costs and brokerage commissions associated with using cash to redeem Creation Units will be incurred by the fund. Therefore, the fund may require Authorized Participants to pay higher transaction fees (see “Creation and Redemption Transaction Fees” below).

Placing Redemption Orders

Procedures for Redemption of Creation Units The fund will redeem shares in Creation Units at the NAV next determined after an irrevocable order in proper form is received. For an order to be in proper form, it must be submitted on and for a Business Day prior to the Order Cut-Off Time on such Business Day for that Business Day pursuant to procedures set forth in the Participant Agreement, as amended from time to time. On days when the NYSE, the relevant fund’s listing exchange or the bond markets close earlier than normal, the Order Cut-Off Time may be earlier in the day. Custom Orders (as defined below) must be received at least two hours prior to the regular Order Cut-Off Time.

Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Fund shares being redeemed will be settled through the DTC system. An Authorized Participant may transfer any Redemption Amount, Cash Redemption Amount and/or transaction fee through DTC or the Federal Reserve Wire, subject to the procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an Authorized Participant. Orders that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the fund may invest are closed may not be accepted or may be charged the maximum transaction fee (see “Creation and Redemption Transaction Fees” below).

Acceptance of Redemption Requests All questions as to whether an order has been submitted in proper form and the requisite number of fund shares and Transaction Fee have been delivered shall be determined by the fund, and such fund’s determination shall be final and binding. The Fund reserves the absolute right to reject or revoke an acceptance of a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a fund or determination of a fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC. The fund or Distributor may notify the Authorized Participant of such rejection or revocation, but neither the fund nor the Distributor shall have any liability for failure to give such notification.

Except as provided below in “Issuance of Fund Securities”, the fund will not deliver the Fund Securities, Redemption Amount, and/or Cash Redemption Amount, as applicable, until the transfer of the Creation Unit(s) and the applicable Transaction Fee has been completed. If the Transfer Agent does not receive the redeeming investor’s fund shares through DTC’s facilities and the applicable Transaction Fee by the required time, the redemption request may be rejected.

Once the fund has accepted a redemption order, upon the next determination of the NAV of the Shares, the fund or Transfer Agent may deliver to the Authorized Participant a confirmation of acceptance of a request to redeem shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

Deliveries of redemption proceeds by the fund typically are settled on a “T+2”basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. The fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among

non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require and accept a representation from the Authorized Participant that the creation and redemption transactions are for different investors.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 115% of the market value of the missing shares. The Corporation may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares and the value of the collateral, which may be sold by the Corporation at such time, and in such manner, as the Corporation may determine in its sole discretion.

Custom Baskets

The basket of securities included in a Fund Deposit and a Redemption Basket may be representative of the fund’s portfolio holdings; or the fund may utilize Custom Baskets provided that certain conditions are met. A Custom Basket is (i) a basket that is composed of a non-representative selection of the fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same Business Day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Corporation has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a Cash Component; and (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading in fund shares. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Regular Holidays

A fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Corporation to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, but in no event longer than 15 calendar days, for some funds in certain circumstances.

TAX STATUS

The tax discussion in the prospectus and this SAI provides only a brief summary of some of the tax consequences affecting the funds and the shareholders of the funds in general under the U.S. federal income tax law. You may also be subject to foreign, state, and local laws, which are not discussed here. No attempt has been made to discuss tax consequences specifically applicable to any particular shareholder. You should discuss with your tax advisor to determine tax consequences applicable to you and your investments.

Taxation of the Funds

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code. If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund’s distributions may qualify for taxation at a reduced rate for non-corporate shareholders and for the deduction for dividends received by corporations; and (4) foreign tax credits and qualified REIT dividends, as explained in “Taxation of Fund Shareholders” below, would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in the Code, but such remedies may still result in a significant tax penalty to the fund.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. The investment company taxable income may include income required to be accrued before the fund receives cash associated with such income (e.g., an original issue discount or market discount associated with debt obligations) and income or gains allocated from an investment in a partnership. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income, including any accrued income, and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. In some cases, a fund may have to make additional dividend distributions on subsequently determined undistributed income for a prior tax year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares. If a fund is not able to meet the distribution requirements, the fund may have to pay tax on the undistributed income.

Taxation of Fund Shareholders

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on nonqualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by bond, international, and money market funds, is expected to qualify for this lower rate.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain taxpayers, such as individuals, trusts and estates, may be eligible to claim, subject to limitations, a 20% federal income tax deduction for certain qualified business income, including “qualified REIT dividends” from real estate investment trusts (REITs) and “qualified publicly traded partnership income” from publicly traded partnerships (PTPs). The IRS has issued final regulations allowing funds to pass through qualified REIT dividends to their shareholders. A fund that decides to pass through the qualified REIT dividends will report such dividends to its shareholders in accordance with the IRS requirements. Due to the lack of IRS guidance on passing through qualified publicly traded partnership income, a fund that invests directly or indirectly in PTPs will not pass through any qualified publicly traded partnership income derived by the fund. As a result, investors that invest directly in PTPs may be entitled to this 20% deduction for qualified publicly traded partnership income while shareholders in a fund that invests directly or indirectly in PTPs will not be entitled to this 20% deduction for qualified publicly traded partnership income derived by the fund.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 91-day period beginning 45 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond, international, and money market funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in net asset value. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares, the funds’ net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carryovers, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses indefinitely and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

Upon the sale of your shares in a fund, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax is currently imposed on all or a portion of any dividends paid, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government) to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, nonexempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its foreign shareholders are exempt from U.S. withholding tax, provided such foreign shareholders furnish valid tax documentation certifying such foreign shareholders’ non-U.S. status. A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, T. Rowe Price may choose to report qualifying distributions and apply the withholding tax exemption to those distributions when made to foreign shareholders investing in a fund. You should check with your intermediary whether any withholding tax would be applied to such distributions. For other funds, T. Rowe Price may choose not to report qualifying distributions or apply the withholding tax exemption to qualifying fund distributions made to foreign shareholders. A foreign shareholder subject to withholding tax on the qualifying fund distributions may have to file a U.S. federal income tax return to reclaim such withholding tax directly from the IRS.

Under the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), a non-U.S. shareholder is subject to U.S. tax in respect of a disposition of a U.S. real property interest (USRPI) and any gain from such disposition is subject to U.S. federal income tax as if such shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a fund is a U.S. real property holding corporation (USRPHC) and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. The same rule applies to dispositions of fund shares by non-U.S. shareholders but without regard to whether the fund is domestically controlled. A fund will be a USRPHC if, in general, 50% or more of the fair market value of the fund’s assets consists of USRPIs, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment entity will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consists of interests in U.S. REITs and other USPHCs. If a regulated investment company is a qualified investment entity and a non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the distribution, the distribution to such non-U.S. shareholder will be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. In addition, even if a non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, fund distributions of FIRPTA gain will be taxable as ordinary dividends (rather than as capital gain or short-term capital gain dividend) subject to withholding at a 30% or lower treaty rate.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

In some cases, a fund may determine that it has the right to reclaim foreign taxes paid. If a fund decides to pursue a refund and is successful, the refund may occur in a year after the year of payment. Depending on how the foreign taxes paid were treated by the fund in the year of payment, the fund may be required to reverse any related deduction or credit taken in the year of payment, offset other foreign taxes paid in the year of refund, or remit the refund to the Internal Revenue Service. Therefore, a fund in a year in which it receives foreign tax refunds may have higher distributable income; and if the fund elects to pass through foreign income taxes to shareholders, the shareholders may experience a smaller amount of foreign taxes being passed through to them to the extent such tax refunds offset current year foreign taxes paid.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities that invest in or finance mortgage debt. Specifically, residual interests in real estate mortgage investment conduits and interests in an exchange-traded REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (EII) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Taxation of Certain Derivatives

For tax information on certain derivatives, such as options, futures, and forward foreign exchange contracts, please see the “Federal Tax Treatment of Certain Derivatives” section in this SAI.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

CAPITAL STOCK

The Corporation’s charter authorizes the Board to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of series, each series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional series might therefore differ from the shares of the present series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any series that the funds have authorized to issue without shareholder approval.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the bylaws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least 10% and (b) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

The series set forth in the following table have been established by the Board under the articles of incorporation of the Corporation. Each series represents a separate pool of assets of the Corporation’s shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series are enforceable against the assets associated with that series only. The articles of incorporation also provide that the Board may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company.

Corporation	Year of Inception
T. Rowe Price Exchange-Traded Funds, Inc. (corporation)	2020
T. Rowe Price QM U.S. Bond ETF (series)	2021
T. Rowe Price Total Return ETF (series)	2021
T. Rowe Price Ultra Short-Term Bond ETF (series)	2021
BOOK ENTRY ONLY SYSTEM

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Corporation and DTC, DTC is required to make available to the Corporation upon request and for a fee to be charged to the Corporation a listing of the shares of each fund held by each DTC Participant. The Corporation, either directly or through a third-party service, shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Corporation, either directly or through a third-party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Corporation shall pay to each such DTC Participant and/or third-party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Corporation has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Corporation and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Corporation shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Corporation makes other arrangements with respect thereto satisfactory to the listing exchange.

PROXY VOTING POLICIES

T. ROWE PRICE ASSOCIATES, INC., AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

The Price Advisers recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The Price Funds as well as other investment advisory clients have delegated to the Price Advisers certain proxy voting powers. As an investment adviser, each Price Adviser has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. The Price Advisers reserve the right to decline to vote proxies in accordance with client-specific voting guidelines.

Each Price Adviser has adopted these Proxy Voting Policies and Procedures (Policies and Procedures) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. These Policies and Procedures are reviewed at least annually and updated as necessary.

Fiduciary Considerations

It is the policy of the Price Advisers that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client; Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors each Price Adviser considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers, and—most importantly— our investment professionals’ views in making voting decisions.

Each Price Adviser seeks to vote all of its clients’ proxies. In certain circumstances, a Price Adviser may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee

The Price Adviser’s Environmental, Social and Governance Committee (ESG Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the chair of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that the Price Advisers engage to facilitate the proxy voting process.

Proxy Voting Team The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED, AND VOTED

In order to facilitate the proxy voting process, the Price Advisers have retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

Each Price Adviser utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with each Price Adviser. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote that is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors For most companies, each Price Adviser generally expects boards to maintain a majority of independent directors. A Price Adviser may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, each Price Adviser supports proposals calling for a majority vote threshold for the election of directors, and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues The Price Advisers generally oppose anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, the Price Advisers will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues T. Rowe Price’s goal is to ensure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (Say-on-Pay proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s Say-on-Pay vote in consecutive years.

Mergers and Acquisitions The Price Advisers consider takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (Say-on-Golden Parachute proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. Each Price Adviser takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, the Price Advisers generally support calls for additional disclosure.

Global Portfolio Companies The ESG Committee has developed custom international proxy voting guidelines based on ISS’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using the Price Advisers’ guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. The Price Advisers’ policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. The Price Advisers’ policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since the Price Advisers’ voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between a Price Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, the Price Advisers have voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, the Price Advisers will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

The Price Advisers obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, the Price Advisers to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which the Price Advisers will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that the Price Advisers use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which the Price Advisers have aggregate beneficial ownership of greater than 10% on behalf of its clients, the Price Advisers will determine which of its clients’ shares are Excess Shares on a pro-rata basis across all of its clients’ portfolios for which the Price Advisers have the power to vote proxies.

REPORTING, RECORD RETENTION, AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over the Price Advisers’ proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with the Price Advisers’ proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the policies and procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

The Price Advisers will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes that have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

The Price Advisers retain proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document that is material to a proxy voting decision such as the Price Advisers’ proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

FEDERAL REGISTRATION OF SHARES

The funds’ shares are registered for sale under the 1933 Act. Registration of the funds’ shares are not required under any state law.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody’s P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

S&P A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody’s The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2, or P-3.

S&P Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2, or A-3.

Fitch 1–Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2–Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

Moody’s

Aaa–Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”

Aa–Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compose what are generally known as high-grade bonds.

A–Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.

Baa–Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba–Bonds rated Ba are judged to have speculative elements: Their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B–Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa–Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca–Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C–Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

NP–Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

AAA–This is the highest rating assigned by S&P’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA–Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A–Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB–Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D–In default.

Fitch

AAA–High-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA–Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A–Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB–Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody’s VMIG-1/MIG-1 the best quality. VMIG-2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG-3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

S&P SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Incorporation of Registrant, dated July 29, 2019 (electronically filed with initial registration statement dated December 11, 2019)

(a)(2) Articles of Supplementary of Registrant, on behalf of T. Rowe Price U.S. Equity Research ETF, dated February 18, 2021 (electronically filed with Amendment No. 3 dated April 21, 2021)

(a)(3) Articles of Supplementary of Registrant, on behalf of T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, and T. Rowe Price Ultra Short-Term Bond ETF, dated May 24, 2021

(b) By-Laws of Registrant, as amended July 30, 2020 (electronically filed with Amendment No. 2 dated February 9, 2021)

(c) Inapplicable

(d)(1) Investment Management Agreement between Registrant, on behalf of its separate series listed on Schedule A, and T. Rowe Price Associates, Inc., dated October 28, 2019 (electronically filed with initial registration statement dated December 11, 2019)

(d)(2) Amendment to Investment Management Agreement between Registrant, on behalf of its separate series listed on Schedule A, and T. Rowe Price Associates, Inc., dated February 3, 2021 (electronically filed with Amendment No. 3 dated April 21, 2021)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated July 31, 2019 (electronically filed with Amendment No. 3 dated April 21, 2021)

(f) Inapplicable

(g) Custody Agreements

(g)(1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated March 6, 2020, as amended April 28, 2021 and ______________, 2021 (to be filed by amendment)

(h) Other Agreements

(h)(1) Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Registrant, dated March 6, 2020, as amended April 28, 2021 and ______________, 2021 (to be filed by amendment)

(h)(2) Sub-Administration Agreement between State Street Bank and Trust Company and T. Rowe Price Associates, Inc., dated March 6, 2020, as amended April 28, 2021 and ___________, 2021 (to be filed by amendment)

(h)(3) Form of Authorized Participant Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with initial registration statement dated December 11, 2019)

(i) Inapplicable

(j) Other Opinions

(j)(1) Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(j)(2) Opinion of Counsel (to be filed by amendment)

(j)(3) Power of Attorney

(k) Inapplicable

(l) Inapplicable

(m) Inapplicable

(n) Inapplicable

(p) Code of Ethics and Conduct, dated March 1, 2021

Item 29. Persons Controlled by or Under Common Control With Registrant

None

Item 30. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 31 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may also serve as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in

2011. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for Swiss clients and distributing collective investment schemes in Switzerland.

T. Rowe Price Investment Services, Inc. (Investment Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (Price Funds). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (Price Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (Retirement Plan Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (Trust Company), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (Price Canada), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (TRP Suburban), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (Advisory Services), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Luxembourg) Management SÀRL (Price Luxembourg), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. Price Luxembourg acts as the management company and is charged with the administration and management of certain Luxembourg funds. Price Luxembourg is responsible for marketing and client servicing for EU and EEA clients and provides investment management services to registered investment companies and other institutional investors. Price Luxembourg delegates investment management responsibilities to a Price Investment Adviser. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018 and serves as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020.

T. Rowe Price Investment Consulting (Shanghai) Co., Ltd (Price Shanghai), a wholly owned subsidiary of Price International, was organized as a Wholly Foreign-Owned Enterprise (WFOE) in China in 2020. Price Shanghai will provide local logistics and administrative support for sales and marketing of offshore funds/ investments services. Price Shanghai is an Unregulated WFOE.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 and has extensive experience in financial services, as well as other industries. Mr. Bartlett received his B.S. from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors and chair of the audit committees of both Rexnord Corporation and WillScot Mobile Mini Holdings Corp. He is also a member of the nominating and corporate governance committee of WillScot

Mobile Mini Holdings Corp.. He also serves as a member of the board of directors and a member of the audit committee of FTI Consulting, Inc. Mr. Bartlett offers our Board significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She serves as the chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business and economic matters, since 1991. Earlier in her career, she managed global banking and corporate finance relationships at New York money center banks including Citibank, Banker’s Trust, and Chase. Ms. Bush holds an M.B.A. from the University of Chicago and a B.A. in economics and political science from Fisk University. Ms. Bush is a member of the board of directors and the risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services; and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012,UAL Corporation from 2006 to 2010 and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to our Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 until her retirement in 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions division and head of asset liability management. Ms. Dublon received her B.A. in economics and mathematics from Hebrew University of Jerusalem and her M.S. from Carnegie Mellon University. Ms. Dublon has served as a director of PepsiCo, Inc. since 2005, where she serves as the chair of the public policy and sustainability committee and a member of the compensation committee. She previously served as chair of audit committee. She serves as a member of the Independent Audit Quality Committee of EY USA and on the board of directors of Motive Capital Corp. She also serves on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank A.G.; from 2005 to 2014 as a director of Microsoft Corporation; and from 1999 to 2002 as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to our Board significant accounting and financial reporting experience as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He has served as president of the University of Maryland, Baltimore County (UMBC), since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski holds a Ph.D. in higher education administration and statistics and an M.A. in mathematics from the University of Illinois at Urbana-Champaign. He also holds a B.A. in mathematics from Hampton University. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to our Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. From 2003 to November 2009, Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG), where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, Mr. MacLellan was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, he was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for a large number of corporate underwritings and financial advisory assignments. Mr. MacLellan holds a B.Comm. from Carleton University and an M.B.A. from Harvard University, and is a chartered accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to our Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to our Board as well as significant accounting and financial reporting experience.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since June 2013 and serves as chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. She is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and as a member of its audit committee, as well as a director on the board of Synchrony Bank and member of its audit committee. Ms. Snowe previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to our Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. Mr. Stevens is the former chairman, president and chief executive officer of Lockheed Martin Corporation. He was elected chairman in April 2005 and served as executive chairman from January through December 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through December 2012. Previously, he held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens received his B.A. from Slippery Rock University of Pennsylvania, his M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and his M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council, and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee, Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to our Board significant executive management experience. He also adds additional perspective to our Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the executive vice president for global public policy and regulatory affairs at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chairman and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran who served as judge advocate during active duty. Mr. Verma holds a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a private-equity investment firm specializing in the financial services sector from 2015 to 2019 and was a partner and chief administrative officer of Aquiline Holdings LLC, a registered investment advisor and the holding company for Aquiline Capital Partners from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg holds a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee and member of the finance committee of Cognizant Technology Solutions Corp. From 2003 to 2016, Ms. Wijnberg served on the Board of Directors of Tyco International, PLC, and from 2007 to 2009, served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and Spark MicroGrants and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to our Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee. He is also the lead independent director of the Board. Mr. Wilson was the executive chair of McCormick & Company, Inc., a leader in flavor, seasonings and spices, and held many executive management roles, including chairman, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance committee. He also chairs the board of visitors of University of Maryland, Baltimore County and currently serves on the University of Tennessee’s board of trustees and the University of Tennessee’s business school advisory board. Mr. Wilson brings to our Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Archibald Ciganer Albeniz	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Graeme de Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Chief Operating Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Services, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Vice President
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Anthony Gallo	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Darren R. Hall	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Randall Jenneke	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Christopher C. Newman	T. Rowe Price (Canada), Inc.	Chairman of the Board
President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Sridhar Nishtala	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Vice President
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	General Counsel
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
	T. Rowe Price International Ltd	Vice President
Justin Thomson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Director
Vice President

Name	Company Name	Position Held With Company
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Nick Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 32. Principal Underwriters

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the funds sponsored and managed by T. Rowe Price Associates, Inc., including the following investment companies:

T. Rowe Price All-Cap Opportunities Fund, Inc.
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund, Inc.
T. Rowe Price Communications & Technology Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Credit Opportunities Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Funds, Inc.
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Exchange-Traded Funds, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Global Funds, Inc.
T. Rowe Price Global Multi-Sector Bond Fund, Inc.
T. Rowe Price Global Real Estate Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund, Inc.

T. Rowe Price Government Money Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Income Funds, Inc.
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Multi-Sector Account Portfolios, Inc.
T. Rowe Price Multi-Strategy Total Return Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price QM U.S. Bond Index Fund, Inc.
T. Rowe Price Quantitative Management Funds, Inc.
T. Rowe Price Real Assets Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price Spectrum Funds II, Inc.
T. Rowe Price State Tax-Free Funds, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price Total Return Fund, Inc.
T. Rowe Price U.S. Equity Research Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Dorothy C. Sawyer	Chairman of the Board, Director, and President	None
Kevin L. Collins	Director	None
Susanne Piccirillo Voelker	Treasurer and Vice President	None
Stephanie P. Mumford	Chief Compliance Officer and Vice President	None
Christopher C. Newman	Director and Vice President	None
David Oestreicher	Director, Vice President, and Secretary	Director, Principal Executive Officer, Executive Vice President
George D. Riedel	Director and Vice President	None
Christine B. Akins	Vice President	None
Brent A. Andersen	Vice President	None
Lorraine J. Andrews	Vice President	None
Cheryl L. Armitage	Vice President	None
Brendan C. Asaff	Vice President	None
Christopher P. Augelli	Vice President	None
Andrew L. Baird	Vice President	None
Kelsey E. Ballard	Vice President	None
Jason Lee Bandel	Vice President	None
Michelle Baran	Vice President	None
Brittney Rachelle Barroso	Vice President	None
Thomas E. Bauer	Vice President	None
Cheri M. Belski	Vice President	None
Javier Bermudez	Vice President	None
Sukhvinder K. Bhogal	Vice President	None
Amanda Bianca	Vice President	None
Thomas J. Bianco	Vice President	None
Bryan K. Blackmon	Vice President	None
Matthew W. Boren	Vice President	None
Kathy Brady	Vice President	None
Jaime M. Branstetter	Vice President	None
Anne Whitescarver Brown	Vice President	None
Martin P. Brown	Vice President	None
Christopher D. Browne	Vice President	None
Heather C. Buchanan	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Barbara J. Burdett	Vice President	None
Jason N. Butler	Vice President	None
Adam Byard	Vice President	None
Jessica Calder	Vice President	None
Tegan Call	Vice President	None
Sheila P. Callahan	Vice President	None
Christopher E. Carpenter	Vice President	None
Cameron H. Carty	Vice President	None
Laura H. Chasney	Vice President	None
Jay Cherian	Vice President	None
Kevin S. Clapper	Vice President	None
Jerome A. Clark	Vice President	None
Basil Clarke	Vice President	None
Adam Cohen	Vice President	None
Douglas J. Comer	Vice President	None
Paul Cooney	Vice President	None
Roberta V. Cordova	Vice President	None
Anne M. Coveney	Vice President	None
James Lawrence Cronin, Jr.	Vice President	None
Jonathan Joseph Crooks	Vice President	None
Joseph A. Crumbling	Vice President	None
Brandon Cuellar	Vice President	None
Lawrence C. D’Alessandro	Vice President	None
Martha Brock Daniel	Vice President	None
Michael Davis	Vice President	None
Terrence L. Davis	Vice President	None
Benjamin P. DeFelice	Vice President	None
Patrick M. Delaney	Vice President	None
Peter A. DeLibro	Vice President	None
Sanjeev K. Dev	Vice President	None
Noel Doiron	Vice President	None
Michael Doshier	Vice President	None
Celine Dufetel	Vice President	None
Jean M. Dunn	Vice President	None
Scott Dutcher	Vice President	None
Heather C. Dzielak	Vice President	None
John Eiler	Vice President	None
Dennis J. Elliott	Vice President	None
Chioma V. Eluma	Vice President	None
Rebecca Ann English	Vice President	None
John H. Escario	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Wayne C. Ewan	Vice President	None
Rick Falcione	Vice President	None
Christopher Ferrara	Vice President	None
Lauren Brooke Ferrara	Vice President	None
David Jonathan Fineman	Vice President	None
Derek W. Fisher	Vice President	None
Adam Fletcher	Vice President	None
Mary Louise Fletcher	Vice President	None
Andrew Fluet	Vice President	None
Michael K. Fowler	Vice President	None
Victoria Fung	Vice President	None
Daniel J. Funk	Vice President	None
Christopher M. Gaeng	Vice President	None
Shirlye Gaskin	Vice President	None
Michele J. Giangrande	Vice President	None
Patrick Gilbert	Vice President	None
John R. Gilner	Vice President	Chief Compliance Officer
Jason L. Gounaris	Vice President	None
Douglas M. Greenstein	Vice President	None
Leah B. Greenstein	Vice President	None
Gail Griffin	Vice President	None
Kris Guidroz	Vice President	None
Noel Hainsselin	Vice President	None
Jason E. Hammond	Vice President	None
Alexandra Hartter	Vice President	None
Philip E. Hauser	Vice President	None
James C. Hebert	Vice President	None
Jeffrey J. Hill	Vice President	None
Todd Hiller	Vice President	None
Theodor Hogdahl	Vice President	None
Megan Hopps	Vice President	None
Jason P. Horenci	Vice President	None
Jerome Hunter	Vice President	None
Karen J. Igler	Vice President	None
Robert C. Ihle	Vice President	None
Katrina Jacobs	Vice President	None
Lloyd Brendan James	Vice President	None
Daniel M. Jarrett	Vice President	None
Anjanette Kallas	Vice President	None
Heidi C. Kaney	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Valerie A. Kohlenstein	Vice President	None
Emily A. Kookogey	Vice President	None
Phillip Korenman	Vice President	None
Jeffrey A. Krawczak	Vice President	None
Michael K. Krawczyk	Vice President	None
Michael J. Kubik	Vice President	None
Jennifer Kulp	Vice President	None
Brian Lamar	Vice President	None
Thomas Landhauser	Vice President	None
Steven A. Larson	Vice President	None
Lorie Latham	Vice President	None
Christy H. Lausch	Vice President	None
Jonathan N. Lepore	Vice President	None
Ryan M. Liberatore	Vice President	None
Benjamin M. Livingston	Vice President	None
Cathryn A. Locke-O’Hara	Vice President	None
Christi Loftus	Vice President	None
Elizabeth Lozier	Vice President	None
William J. Luecking	Vice President	None
Sean M. Lynch	Vice President	None
Benjamin W. Lythgoe	Vice President	None
Sean Mackley	Vice President	None
Christopher Bryce Macon	Vice President	None
Edward M. Martin	Vice President	None
Vinnett M. Mason	Vice President	None
Taylor L.B. Mayo	Vice President	None
Christopher D. McAvoy	Vice President	None
Karan McClimans	Vice President	None
Michael A. McKenna	Vice President	None
Carey J. McKenzie	Vice President	None
Elizabeth M. Mealey	Vice President	None
Hector Mendez	Vice President	None
Eric Milano	Vice President	None
Sebastian J. Mitchell	Vice President	None
Thomas R. Morelli	Vice President	None
Dana P. Morgan	Vice President	None
Lauren Moser	Vice President	None
James Mugno	Vice President	None
James P. Murphy, Jr.	Vice President	None
Paul Musante	Vice President	None
Susan L. Nakai	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
C.J. Nesher	Vice President	None
William Nicholas Nolan	Vice President	None
David V. Norris	Vice President	None
Kevin M. O’Brien	Vice President	None
Olutokunbo A. Ojo-Ade	Vice President	None
Lance Oman	Vice President	None
Michael D. Oroszi	Vice President	None
Mary O’Rourke	Vice President	None
Michael J. Park	Vice President	None
Adam Peach	Vice President	None
Glenn A. Pendleton	Vice President	None
Paul J. Pfeiffer	Vice President	None
John E. Pflieger	Vice President	None
Gregory L. Phillips	Vice President	None
Samantha J. Pilon	Vice President	None
Rudy Pimentel	Vice President	None
Cheryl M. Pipia	Vice President	None
Matthew Pisanelli	Vice President	None
Victor M. Pita	Vice President	None
Andrew Pizza	Vice President	None
Anthony D. Polichemi	Vice President	None
Fran M. Pollack-Matz	Vice President	Vice President and Secretary
Brian R. Poole	Vice President	None
Matthew Turner Pope	Vice President	None
William Presley	Vice President	None
Jacob V. Pruitt	Vice President	None
Jennifer J. Pyne	Vice President	None
Katherine Keene Quillen	Vice President	None
John K. Ramirez	Vice President	None
Meara R. Ranadive	Vice President	None
Daniel Rauenzahn	Vice President	None
Seamus A. Ray	Vice President	None
Margaret H. Raymond	Vice President	None
Shawn D. Reagan	Vice President	None
Jennifer L. Richardson	Vice President	None
George D. Riedel	Vice President	None
Stuart L. Ritter	Vice President	None
Erik C. Ronne	Vice President	None
Mary H. Roosevelt Long	Vice President	None
Dawn Rorai	Vice President	None
Brett Round	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Megan Keyser Rumney	Vice President	None
Melissa J. Sacks	Vice President	None
Kevin C. Savage	Vice President	None
Michael R. Saylor	Vice President	None
Jason M. Scarborough	Vice President	None
Mark A. Scarborough	Vice President	None
Joshua Scher	Vice President	None
Richard Schultz	Vice President	None
Heather Lynn Harrison Seaback	Vice President	None
Eric Arnold Seale	Vice President	None
Robert A. Seidel	Vice President	None
Rania B. Selfani	Vice President	None
Amelia Seman	Vice President	None
Courtney M. Sembly	Vice President	None
Brandon Shea	Vice President	None
Erin C. Sheehan	Vice President	None
Karen M. Sheehan	Vice President	None
Nicholas A. Sheppard	Vice President	None
John E. Shetterly	Vice President	None
Jae M. Shin	Vice President	None
Daniel T. Shively	Vice President	None
Adam Sidebottom	Vice President	None
Garrett S. Siperko	Vice President	None
Carole Hofmeister Smith	Vice President	None
Danielle N. Smith	Vice President	None
Ian M. Smith	Vice President	None
Lauren Smith	Vice President	None
Phil Soto	Vice President	None
Craig J. St. Thomas	Vice President	None
Michael Stein	Vice President	None
Victoria E. Swinburne	Vice President	None
Daniel Tambellini	Vice President	None
Nathan G. Tawes	Vice President	None
Christopher J. Theall	Vice President	None
Joy A. Thomas	Vice President	None
Christopher N. Thuku	Vice President	None
Michael Ryan Trujillo	Vice President	None
Alan P. Valenca	Vice President	None
Todd R. Valles	Vice President	None
Adam J. Varga	Vice President	None
Stephen Bradford Vaughan	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Bryan W. Venable	Vice President	None
Benjamin Vidmar	Vice President	None
Courtney Vollbracht	Vice President	None
Eric P. Wagner	Vice President	None
Jacob Walker	Vice President	None
William R. Weker, Jr.	Vice President	None
Paula A. Wendt	Vice President	None
Mark P. Whiskeyman	Vice President	None
Timothy M. White	Vice President	None
Mary Ellen Whiteman	Vice President	None
Jennifer Whitman	Vice President	None
Natalie C. Widdowson	Vice President	None
Jonathan Wilkinson	Vice President	None
Mary G. Williams	Vice President	None
Andrew M. Winn	Vice President	None
Barrett Wragg	Vice President	None
Lea B. Wray	Vice President	None
Matthew Wright	Vice President	None
John Mitchell Wurzer	Vice President	None
Kelly L. Zimmerman	Vice President	None
Kimberly Zook	Vice President	None
James Zurad	Vice President	None
Kimberly S. Abramshe	Assistant Vice President	None
Opeoluwa Afe	Assistant Vice President	None
Brandon Akers	Assistant Vice President	None
Daniel Michael Alderman	Assistant Vice President	None
Martin D. Allenbaugh, Jr.	Assistant Vice President	None
Christopher Arkfeld	Assistant Vice President	None
John Russell Armstrong	Assistant Vice President	None
Megan A. Arnold	Assistant Vice President	None
Chad L. Baker	Assistant Vice President	None
Daniel F. Beadell	Assistant Vice President	None
Joshua Michael Beaudette	Assistant Vice President	None
Andrew A. Beliveau	Assistant Vice President	None
Matthew J. Bender	Assistant Vice President	None
Catherine L. Berkenkemper	Assistant Vice President	None
Shane R. Bernard	Assistant Vice President	None
Brianna Beski	Assistant Vice President	None
Robert R. Biden	Assistant Vice President	None
David Birnie	Assistant Vice President	None
Paul Bishop	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Tara Brummell	Assistant Vice President	None
Michael P. Bruno	Assistant Vice President	None
Stacy M. Bryant	Assistant Vice President	None
Jeffrey A. Burns	Assistant Vice President	None
Casey S. Cartun	Assistant Vice President	None
Thomas F. Casperite	Assistant Vice President	None
David Chatterton	Assistant Vice President	None
Brittany Nicole Chittams	Assistant Vice President	None
John Cleary	Assistant Vice President	None
Steven Cook	Assistant Vice President	None
Neil Cooper	Assistant Vice President	None
Megan Curry	Assistant Vice President	None
David Bryan Daniel	Assistant Vice President	None
Heather Rachelle Demsky	Assistant Vice President	None
Zeyn Desai	Assistant Vice President	None
Eric W. Dezell	Assistant Vice President	None
Daniel S. Dier	Assistant Vice President	None
Kristin N. Dodson	Assistant Vice President	None
Nicholas Duran	Assistant Vice President	None
Lorraine S. Eakin	Assistant Vice President	None
Joseph Edmonds	Assistant Vice President	None
Adam Elliott	Assistant Vice President	None
Craig Elliott	Assistant Vice President	None
Kevin Endo	Assistant Vice President	None
Bana Eyasu	Assistant Vice President	None
David M. Fairall	Assistant Vice President	None
Robin Feil	Assistant Vice President	None
Laura Toner Fitzpatrick	Assistant Vice President	None
Jeremy R. Flagg	Assistant Vice President	None
Jessica Fontaine	Assistant Vice President	None
Carolyn Funsch	Assistant Vice President	None
Omar A. Gerrero	Assistant Vice President	None
Tyler M. Ghingher	Assistant Vice President	None
Bridgette Gill	Assistant Vice President	None
David M. Gilliam	Assistant Vice President	None
Roger W. Gluck	Assistant Vice President	None
John Gray	Assistant Vice President	None
Mary Abagail Groom	Assistant Vice President	None
Joshua Habeck	Assistant Vice President	None
Jessica Leigh Hamamoto	Assistant Vice President	None
James Harding	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
William Harrison	Assistant Vice President	None
Julia K. Hesson	Assistant Vice President	None
Wayne Gwa Ho	Assistant Vice President	None
Erin Marie Hogan	Assistant Vice President	None
Keith Holmes	Assistant Vice President	None
Patrick Irish	Assistant Vice President	None
Sara Hodges Ismart	Assistant Vice President	None
Melanie Jerke	Assistant Vice President	None
Alecia M. Jesse	Assistant Vice President	None
Rachael Anna Keeling	Assistant Vice President	None
John Keenan	Assistant Vice President	None
Tya M. Kelly	Assistant Vice President	None
Sean P. Kilcoyne	Assistant Vice President	None
Kristin Kusner	Assistant Vice President	None
Armand Leaks	Assistant Vice President	None
Joshua Levine	Assistant Vice President	None
Paul M. Lichtinger	Assistant Vice President	None
Nathaniel K. Lohrmann	Assistant Vice President	None
Michael Lucas	Assistant Vice President	None
MariaCarla Lurz	Assistant Vice President	None
Alyson Luszcz	Assistant Vice President	None
Danielle K. Malanczuk	Assistant Vice President	None
Amanda E. Malone Klink	Assistant Vice President	None
Michael Robert Manning	Assistant Vice President	None
Bridgette Marie Mathias	Assistant Vice President	None
David Matsumura	Assistant Vice President	None
Joseph McElwee	Assistant Vice President	None
Ashley McLeish	Assistant Vice President	None
Matthew McMenamin	Assistant Vice President	None
James V. Morrow	Assistant Vice President	None
Daniel James Nelson	Assistant Vice President	None
Thomas Neubauer	Assistant Vice President	None
Michael J. Norton	Assistant Vice President	None
Sarah E. O’Connor	Assistant Vice President	None
Michael S. Olshefski	Assistant Vice President	None
Stephanie Pack	Assistant Vice President	None
Kira Pancotti	Assistant Vice President	None
Giovanni Petronelli	Assistant Vice President	None
Nathan Pfeiffer	Assistant Vice President	None
David Ray	Assistant Vice President	None
Amir Reda	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Ryan S. Reese	Assistant Vice President	None
Caitlin Reilly	Assistant Vice President	None
Vikas Rishi	Assistant Vice President	None
Kristopher M. Robertson	Assistant Vice President	None
Jessica Rodriguez	Assistant Vice President	None
Dorothy A. Rostkowski	Assistant Vice President	None
Sergio Ruiz	Assistant Vice President	None
Laura Lee Russell	Assistant Vice President	None
Shawn A. Sacchetti	Assistant Vice President	None
Aaron Sauro	Assistant Vice President	None
Kyle Schaffer	Assistant Vice President	None
Lindsey Schmidt	Assistant Vice President	None
Christopher David Schwartz	Assistant Vice President	None
Francis Seitz	Assistant Vice President	None
Stewart Shettle	Assistant Vice President	None
Robert Arnold Skaare II	Assistant Vice President	None
Jesse Smith	Assistant Vice President	None
Francisco R. Solis	Assistant Vice President	None
Daniel Strine	Assistant Vice President	None
Gabriel Bramesco Stull	Assistant Vice President	None
Jennifer Lauren Suess	Assistant Vice President	None
Daniel Tafoya	Assistant Vice President	None
Ali Tajdar	Assistant Vice President	None
Jill M. Talbott	Assistant Vice President	None
Ryan Taylor	Assistant Vice President	None
Lindsay Frank Theodore	Assistant Vice President	None
Andrew I. Thompson	Assistant Vice President	None
William Maitland Walton	Assistant Vice President	None
Carey Ward	Assistant Vice President	None
David Weeks	Assistant Vice President	None
Nicole S. Whitman	Assistant Vice President	None
Amgad Yassa	Assistant Vice President	None
Bradley Hal Yates	Assistant Vice President	None
Kathleen Yocham	Assistant Vice President	None
Jacob Ryan Ziegler	Assistant Vice President	None
David Zincon	Assistant Vice President	None
Virginia G. Connolly	Assistant Secretary	None
Cheryl L. Emory	Assistant Secretary	None
Kathryn Louise Reilly	Assistant Secretary	None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202, 1735 Market Street, Philadelphia, Pennsylvania 19103, and 103 Bellevue Parkway, Wilmington, Delaware 19809. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company’s Service Center (State Street South), One Lincoln Street, Boston, Massachusetts 02111.

Item 34. Management Services

Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a) Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this June 4, 2021.

 T. Rowe Price Exchange-Traded Funds. Inc.

 /s/David Oestreicher

By: David Oestreicher

 Director and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	June 4, 2021

David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	June 4, 2021

Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*

Teresa Bryce Bazemore	Director	June 4, 2021

*

Ronald J. Daniels	Director	June 4, 2021

*

Bruce W. Duncan	Director	June 4, 2021

*

Robert J. Gerrard, Jr.	Chairman of the Board	June 4, 2021

and Director

*

Paul F. McBride	Director	June 4, 2021

*

John G. Schreiber	Director	June 4, 2021

/s/Robert W. Sharps	Director	June 4, 2021

Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	June 4, 2021

David Oestreicher